TOUCHSTONE FUNDS GROUP TRUST

STATEMENT OF ADDITIONAL INFORMATION

January 30, 2016

	Class A	Class C	Class Y	Class Z	Institutional Class
Touchstone Arbitrage Fund	TMARX	TMACX	TMAYX		TARBX
Touchstone Emerging Markets Equity Fund	TEMAX	TEFCX	TEMYX		TMEIX
Touchstone Global Real Estate Fund	TGAAX	TGACX	TRFYX		TRFIX
Touchstone Merger Arbitrage Fund	TMGAX	TMGCX	TMGYX		TMGLX
Touchstone Mid Cap Fund	TMAPX	TMCJX	TMCPX	TMCTX	TMPIX
Touchstone Mid Cap Value Fund	TCVAX	TMFCX	TCVYX		TCVIX
Touchstone Premium Yield Equity Fund	TPYAX	TPYCX	TPYYX
Touchstone Sands Capital Select Growth Fund	TSNAX	TSNCX	CFSIX	PTSGX
Touchstone Small Cap Fund	TSFAX	TSFCX	TSFYX		TSFIX
Touchstone Small Cap Value Fund	TVOAX	TVOCX	TVOYX		TVOIX
Touchstone Total Return Bond Fund	TCPAX	TCPCX	TCPYX		TCPNX
Touchstone Ultra Short Duration Fixed Income Fund	TSDAX	TSDCX	TSYYX	TSDOX	TSDIX

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and, together, the “Funds”).  It is intended to provide additional information regarding the activities and operations of the Touchstone Funds Group Trust (the “Trust”) and should be read in conjunction with the Funds’ prospectus dated January 30, 2016, as may be amended.  The Funds’ audited financial statements for the fiscal year ended September 30, 2015, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders (the “Annual Report”) are hereby incorporated into this SAI by reference.  A copy of the prospectus and Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com.

THE TRUST

Touchstone Funds Group Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 25, 1993, (as amended the “Declaration of Trust”), which consists of both diversified and non-diversified Funds.  All Funds are diversified except for the Arbitrage Fund, the Global Real Estate Fund, the Merger Arbitrage Fund, Sands Capital Select Growth Fund, and the Small Cap Fund.  Prior to November 20, 2006, the name of the Trust was Constellation Funds.  Effective November 20, 2006, the Trust’s name changed to Touchstone Funds Group Trust.  The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the “shares”) and separate classes of shares.  Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

Touchstone Advisors, Inc. (the “Advisor”) is the investment advisor and administrator for each Fund.  The Advisor has selected one or more sub-advisor(s) to manage, on a daily basis, the assets of each Fund.  The Advisor has sub-contracted certain administrative and accounting services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”).  Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Funds’ shares.  The Distributor is an affiliate of the Advisor.

The Trust offers five separate classes of shares: Classes A, C, Y, Z, and Institutional Class.  The shares of a Fund represent an interest in the same assets of that Fund.

The shares have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums.  The Board of Trustees (the “Board”) may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust’s Funds and Classes that are currently offered are listed below:

Funds	Class A	Class C	Class Y	Class Z	Institutional Class
Arbitrage Fund	x	x	x		x
Emerging Markets Equity Fund	x	x	x		x
Global Real Estate Fund	x	x	x		x
Merger Arbitrage Fund	x	x	x		x
Mid Cap Fund	x	x	x	x	x
Mid Cap Value Fund	x	x	x		x
Premium Yield Equity Fund	x	x	x
Sands Capital Select Growth Fund	x	x	x	x
Small Cap Fund	x	x	x		x
Small Cap Value Fund	x	x	x		x
Total Return Bond Fund	x	x	x		x
Ultra Short Duration Fixed Income Fund	x	x	x	x	x

History of the Funds

Global Real Estate Fund. On February 22, 2013, the Global Real Estate Fund replaced its sub-advisor, Cornerstone Real Estate Advisors, LLC with an interim sub-advisor, Russell Implementation Services, Inc. On May 23, 2013, the Touchstone Global Real Estate Fund replaced its interim sub-advisor with Forum Securities Limited.

Mid Cap Fund. From the Mid Cap Fund’s inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of Constellation Institutional Portfolios.  Turner Investment Partners, Inc. (“TIP”) served as the Midcap Core Portfolio’s investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio’s investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund.  On November 20, 2006, the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund.  TIP remained as the sub-advisor after these changes.  On February 2, 2009, the Fund’s Class Y shares were renamed the Institutional Class shares.  On January 28, 2010, the Institutional Class shares were renamed the Class Y shares.  On December 8, 2011, the Mid Cap Fund replaced its sub-advisor, TIP, with The London Company of Virginia d/b/a The London Company (“The London Company”).

Sands Capital Select Growth Fund. From the Sands Capital Select Growth Fund’s inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital.  On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund.  On November 20, 2006, the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund.  Sands Capital remained as the sub-advisor after the change.

Small Cap Fund. Effective on January 30, 2016, the fund changed its name from Touchstone Small Cap Core Fund to Touchstone Small Cap Fund.

Small Cap Value Fund. From the Small Cap Value Fund’s inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP.  On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund.  Effective December 22, 2005, the Fund’s name was changed to Constellation Small Cap Value Opportunities Fund.  On November 20, 2006, the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund.  Turner Investment Partners, Inc. and Diamond Hill Capital Management, Inc. remained as the sub-advisors to the Fund after the change.  James Investment Research, Inc. became a sub-advisor to the Fund on June 20, 2007.  Diamond Hill Capital Management, Inc. and James Investment Research, Inc. were removed as sub-advisors to the Fund on June 16, 2008.  Turner Investment Partners, Inc. was replaced as sub-advisor to the Fund on December 6, 2010 by DePrince, Race and Zollo, Inc.  On December 6, 2010, the Touchstone Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Fund.

Total Return Bond Fund. On April 19, 2011, the Core Plus Fixed Income Fund replaced its sub-advisor, Bradford & Marzec LLC (“Bradford & Marzec”), with EARNEST Partners LLC and changed its name to the Touchstone Total Return Bond Fund.  On August 1, 2011, the EARNEST Partners Fixed Income Trust (the “EARNEST Trust”), a series of the Nottingham Investment Trust II, was reorganized into the Touchstone Total Return Bond Fund (the “Reorganization”).  Prior to the Reorganization, the EARNEST Trust had an investment goal and principal investment strategies similar to those of the Fund.  Performance information presented prior to August 1, 2011 refers to the Fund’s performance as the EARNEST Trust.

On April 16, 2012, the Total Return Bond Fund acquired all of the assets and liabilities of the Old Mutual Barrow Hanley Core Bond Fund pursuant to an Agreement and Plan of Reorganization dated October 4, 2011.

Ultra Short Duration Fixed Income Fund. From the Ultra Short Duration Fixed Income Fund’s inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds — One Year Portfolio.  On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds — One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund.  On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund.  On November 20, 2006 the Constellation Chartwell Ultra Short Duration Fixed Income Fund was renamed the Touchstone Ultra Short Duration Fixed Income Fund.  In October 2008, the Fund replaced its previous sub-advisor with Fort Washington Investment Advisors, Inc.  The performance shown prior to October 2008 represents the performance of the previous sub-advisor.  On May 17, 2013, the Touchstone Short Duration Fixed Income Fund was reorganized into the Ultra Short Duration Fixed Income Fund.

On April 16, 2012, the Ultra Short Duration Fixed Income Fund acquired all of the assets and liabilities of the Old Mutual Dwight Short Term Fixed Income Fund pursuant to an Agreement and Plan of Reorganization dated October 4, 2011.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal investment strategies and principal risks are described in the Funds' prospectus.  The following supplements the information contained in the prospectus concerning each Fund’s principal investment strategies and principal risks.  In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.  Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment goals, policies and strategies.  The investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Trust’s Board, unless designated as a “Fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

American Depositary Receipts (“ADRs”). ADRs, ADSs, GDRs, EDRs, and CDRs, ADRs and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Funds. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

The Ultra Short Duration Fixed Income Fund does not invest in depositary receipts.  The Mid Cap Value Fund may invest up to 10% of its assets in depositary receipts.

Borrowing. Borrowing may exaggerate changes in the net asset value ("NAV") of a Fund’s shares and in the return on the Fund’s portfolio.  Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.  The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings.  In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate.  These transactions involve a number of risks including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

The Funds have adopted fundamental limitations and non-fundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing.  See the section entitled “Investment Limitations,” below.

Business Development Companies (“BDCs”). BDCs are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the “1940 Act”).  BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising.  BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies.  BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  BDCs have expenses associated with their operations.  Accordingly, a Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.  BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

The Premium Yield Equity Fund may invest up to 10% of its net assets in BDCs.

Canadian Income Trusts. A Canadian Income Trust is a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation.  This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange.  Canadian income trusts enjoy special corporate tax privileges.

The Premium Yield Equity Fund may invest up to 10% of its net assets in Canadian Income Trusts.

Commodity Futures Trading Commission Regulation. The Funds and the Advisor have claimed exclusion or exemption from registering with the Commodity Futures Trading Commission (the “CFTC”). The Funds currently intend to comply with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.” Similarly, so long as the Funds satisfy this conditional exclusion, the Advisor intends to comply with Rule 4.5, which allows the Advisor to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.” The Advisor, on behalf of the Funds and itself, has filed a claim with the CFTC claiming the CPO exemption. Therefore, neither the Funds nor the Advisor expect to become subject to registration under the CEA.

Common Stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price.  Convertible securities typically have characteristics of both fixed income and equity securities.  Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Each Fund, other than the Ultra Short Duration Fixed Income Fund, may invest in convertible securities.

Cyber Security Risk.  The Funds and their service providers may be subject to operational and information security risks resulting from cyber security breaches.  Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks.  Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, a Fund or the Advisor, a sub-advisor, the Funds' distributor, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders.  Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment therein to lose value.

Derivatives. Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

•	To hedge against adverse changes,caused by changing interest rates, stock market prices or currency exchange rates, in the market value of securities held by or to be bought for a Fund;

•	As a substitute for purchasing or selling securities;

•	To shorten or lengthen the effective portfolio maturity or duration;

•	To enhance a Fund’s potential gain in non-hedging or speculative situations; or

•	To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.  Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure.  Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing.  A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities.  Derivatives can also make a Fund’s holdings less liquid and harder to value, especially in declining markets.  In addition, much of the income and gains generated by derivatives will typically be taxed as ordinary income for federal income tax purposes.  Derivative instruments include futures, options, swaps, and, to the extent consistent with a Fund’s investment goals, forward currency exchange contracts.  Under normal circumstances, investment in these types of derivatives will typically be limited to the level necessary to keep the Fund and the Advisor from having to register with the CFTC.

Each Fund and the Advisor have claimed exclusion or exemption from registering with the CFTC. Each Fund currently intends to comply with Rule 4.5 under the CEA, which allows a mutual fund to be conditionally excluded from the definition of the term a “commodity pool.” Similarly, so long as each Fund satisfies this conditional exclusion, the Advisor intends to comply with Rule 4.5, which allows the Advisor to be conditionally excluded from the definition of a “commodity pool operator,” and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.”

A description of the specific derivatives that the Funds may use and some of their associated risks is discussed below under the captions “Futures Contracts and Options on Futures Contracts,” “Options,” “Securities of Foreign Issuers—Forward Foreign Currency Contracts” and “Swap Agreements.”

Equity-Linked Notes. A Fund may purchase equity-linked notes (“ELNs”). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, a Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). The Funds invest in American style warrants, which can be exercised at any time. The warrants in which the Funds invest are U.S. dollar denominated and priced daily on several international stock exchanges.

Eurobonds. A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used.  Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries.  While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

Exchange Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, such as the S&P 500® Index, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange; the NYSE MKT or the NASDAQ Stock Market), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

•	shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

•	shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as advisory fees, trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs. Accordingly, ETF shareholders (including a Fund) pay their proportionate share of these expenses.

Futures Contracts and Options on Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its exposure.  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.  In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges.  Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts. No price is paid upon entering into futures contracts.  Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”).  The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.  Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return.  When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks.  To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and interpretations of the staff of the Securities and Exchange Commission (“SEC”) thereunder.  If the Fund continues to engage in the described investment techniques and properly covers its investment in the manner described above, the segregated account or other form of coverage will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding investments.  Additionally, such coverage will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund, other than the Total Return Bond Fund, may invest in futures contracts and options on futures contracts.

Illiquid Securities. Subject to the limitations in the 1940 Act and the rules and interpretations of the staff of the SEC thereunder, the Funds may invest in illiquid securities.  Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund’s books.

Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.  The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

In addition, the Funds believe that certain investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, ‘‘special situations’’) could enhance the Funds’ capital appreciation potential.  To the extent these investments are deemed illiquid, the Funds’ investment in them will be consistent with their applicable restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Funds’ Advisor or sub-advisors based on criteria approved by the Board.

Initial Public Offerings (“IPOs”). Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, the sub-advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will instead decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done in a fair and equitable manner according to a specific and consistent process. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time.  This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs.  By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.  Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain.  These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions.  They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.  They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals.  Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Investment Company Shares. Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that a Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all registered investment companies. See also “Investment Limitations” and “Exchange Traded Funds.”

Leveraging. Leveraging a Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but, at the same time, creates special risk considerations.  For example, leveraging may exaggerate changes in the NAV of a Fund’s shares and in the yield on the Fund’s portfolio.  Although the principal amount of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used.  Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

Because the SEC staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage.  The requirement that such transactions be fully collateralized by assets segregated by the Funds’ custodian or otherwise subject to “covering” techniques imposes a practical limit on the leverage these transactions create.

Lower-Rated Securities. The Funds, except for the Ultra Short Duration Fixed Income Fund, may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities.  Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, deemed to be of comparable quality by the Fund's sub-advisor.  Such obligations are speculative and may be in default.  There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund.  Lower-rated or comparable unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates.  The market values of fixed-income securities tend to vary inversely with the level of interest rates.  Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.  Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities.  In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities.  As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Furthermore, a Fund may experience difficulty in valuing certain securities at certain times.  Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund’s NAV.

Lower-rated or unrated debt obligations also present risks based on payment expectations.  If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market:  The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates.  Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.  The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market.  This may limit the Fund’s ability to sell such securities at their market value.  In addition, the market for these securities may be adversely affected by legislative and regulatory developments.  Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes:  Lower-rated bonds are very sensitive to adverse economic changes and corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.  In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s NAV.

Payment Expectations:  High-yield, high-risk bonds may contain redemption or call provisions.  If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets.  If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund’s rate of return.

Taxes:  A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount.  Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code even though a Fund has not received any interest payments on such obligations during that period.

Because the original issue discount earned by a Fund in a taxable year is not represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.  See “Taxes” for more information.

The Total Return Bond Fund may invest up to 20% of its net assets in lower-rated securities.

Market Disruption. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Instability in financial markets has in the past led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment goals.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.  MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects.  Generally, an MLP is operated under the supervision of one or more managing general partners.  Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership.  They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.  Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are leveraged and typically carry a portion of “floating” rate debt.  As such, a significant upward swing in interest rates would also drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.  To the extent that an MLP’s interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry.  For instance, a decline in commodity prices may negatively affect the business and market value of an MLP that owns assets related to the oil and gas industries. The risks of investing in an MLP typically more closely resemble those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation.  In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.  An MLP may be taxed as a corporation, contrary to its intention to be taxed as a partnership, resulting in decreased returns to the Fund invested in the MLP.  A Fund’s investment in an MLP may generate unrelated business taxable income (“UBTI”) to tax-exempt shareholders of the Fund.  Tax-exempt shareholders are urged and advised to consult their own tax advisors to determine the impact on them of a Fund’s investment in an MLP.

Micro-Cap Securities. The Funds may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro-cap companies.  Micro-cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects.  Micro-cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers.  Micro-cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.  In addition, micro-cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established.  As a result, the prices of their securities may fluctuate more than those of larger issuers.

Mortgage-Related and Other Asset-Backed Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

There are several risks associated with mortgage-related securities generally.  One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Another is prepayment of principal by mortgagors or mortgage foreclosures.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. But prepayment may also shorten the term of the underlying mortgage pool for a mortgage-related security.  Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund.  The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.  In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities.  Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.  Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested.  If this occurs, a Fund’s yield will correspondingly decline.  Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates.  To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Finally, mortgage-related securities may also be subject to liquidity risks due to tightening markets. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) and a decline in or flattening of housing values may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, residential mortgage loan originators may experience serious financial difficulties or bankruptcy during tighter markets.  In summary, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements may limit liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

Asset-Backed Securities. Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables.  Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.  Such securities also may be debt instruments, which are also known as collateralized loan obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.  Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans.  Covered bonds typically carry a 2 to 10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.

The credit quality of an asset-backed security (“ABS”) transaction depends on the performance of the underlying assets. ABS can be structured with various forms of credit enhancement to address the possibility that some borrowers could miss payments or even default on their loans.  Some ABS are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA) ("Ginnie Mae")) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Government Pass-Through Securities. Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans.  The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Federal National Mortgage Association (FNMA) (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (FHLMC) (“Freddie Mac”).  Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders.  Ginnie Mae and Fannie Mae also guarantee timely distributions of scheduled principal.  Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan.  Certain federal agencies, such as Ginnie Mae, have been established as instrumentalities of the United States government to supervise and finance certain types of activities.  Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., Ginnie Mae securities) or supported by the issuing agencies’ right to borrow from the U.S. Treasury.  The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).  Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-related securities issued by Ginnie Mae include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Mae Pass-Throughs”) which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the U.S. Government.  Ginnie Mae Pass-Throughs are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by Ginnie Mae. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by Ginnie Mae of the pool, Ginnie Mae provides its commitment to guarantee timely payment of principal and interest on the Ginnie Mae Pass-Throughs backed by the mortgages included in the pool. The Ginnie Mae Pass-Throughs, endorsed by Ginnie Mae, then are sold by the issuer through securities dealers. Ginnie Mae Pass-Throughs bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less fees from Ginnie Mae and the issuer.  Ginnie Mae is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Mae Pass-Throughs. This guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae Pass-Through are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae Pass-Through is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae Pass-Through. Payments to holders of Ginnie Mae Pass-Throughs consist of the monthly distributions of interest and principal less the fees of Ginnie Mae and the issuer. The actual yield to be earned by a holder of a Ginnie Mae Pass-Through is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae Pass-Through (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Mae Pass-Throughs.

Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Mae Pass-Throughs”) that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States.  Fannie Mae Pass-Throughs are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as “Freddie Mac PCs”). Freddie Mac PCs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Real Estate Mortgage Investment Conduits (“REMICs”). REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property.  For Freddie Mac REMIC certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates.  Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

The Total Return Bond Fund may invest up to 25% of its net assets in REMICs.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments.  Actual maturity and average life will depend upon the pre-payment experience of the collateral.  In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

The Total Return Bond Fund may invest up to 25% of its net assets in CMOs.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are mortgage-backed securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

The Total Return Bond Fund may invest up to 15% of its net assets in commercial mortgage-backed securities.

Mortgage Dollar Rolls. Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date.  The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate.  Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase.  Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.  If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted.  Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.  A Fund will place U.S. government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Total Return Bond Fund may invest up to 45% of its net assets in mortgage dollar rolls.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities.  Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.  The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell these securities at any particular time.

The Total Return Bond Fund may invest up to 5% of its net assets in interest-only SMBS and up to 5% of its net assets in principal-only SMBS.

Municipal Securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.  Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes.  Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.  General obligation bonds are backed by the taxing power of the issuing municipality.  Revenue bonds are backed by the revenues of a project or facility.  The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.  Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt.

General Obligation Securities. General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

Revenue or Special Obligation Securities. Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility (e.g. tolls from a toll bridge). The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state’s ability, without obligation, to make up deficits in the reserve fund.

Municipal Lease Obligations. Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, a Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

Bond Anticipation Notes. Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

Tax Anticipation Notes. Tax Anticipation Notes finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

Resource Recovery Bonds. Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the U.S. Federal Housing Administration by way of Fannie Mae or Ginnie Mae.

Put Bonds. Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.

Build America Bonds (“BABs”). BABs are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. There are two types of BABs - Tax Credit BABs and Direct Payment BABs. Direct Payment BABs provide a federal subsidy of 35% of the interest paid on the bonds to the issuer. Tax Credit BABs provides a federal subsidy as a refundable tax credit directly to the bondholders. While the bondholder is the recipient of the tax credit through Tax Credit BABs, and the bond issuer is the recipient of the tax subsidy through Direct Payment BABs, both options reduce the cost of borrowing for the bond issuer in comparison to traditional taxable corporate bonds, and in many cases, it is more cost effective than issuing traditional tax-exempt bonds.

After purchase by a Fund, an issue of municipal securities may cease to be rated by Moody’s Investors Service, Inc. ("Moody’s") or Standard and Poor’s Ratings Services ("S&P"), or another NRSRO, or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to municipal securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable credit quality ratings as standards for its investments in municipal securities.

A Fund may invest in municipal securities that are insured by financial insurance companies. If a Fund invests in municipal securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to a Fund and affect its share price.

A Fund may also invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax. The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, size of a particular offering, and maturity and rating of the obligation. Because many municipal securities are issued to finance similar projects, especially those related to education, healthcare, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the municipal securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a municipal security, the market value of such municipal security will generally decrease. Conversely, if yields decrease, the market value of a municipal security will generally increase.

The Total Return Bond Fund may invest up to 10% of its net assets in municipal securities.

Obligations of Supranational Entities. Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.  A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.  The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future.  A Fund will pay a premium when purchasing put and call options.  If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write both covered call and put options.  A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value.  When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option.  When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.  When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options.  Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.  It is the position of the staff of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.  Call options on foreign currencies written by a Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.  With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put, earmark assets as cover, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally.  There are certain additional risks associated with foreign currency options.  The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar.  As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

A Fund may purchase and write put and call options on indices and enter into related closing transactions.  Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.  Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.  A Fund may choose to terminate an option position by entering into a closing transaction.  The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered.  When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund’s interest rate risks.  There can be no assurance that hedging transactions will be successful.  A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them.  Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Total Return Bond Fund will not invest in options.  The Emerging Markets Equity Fund and Mid Cap Value Fund may invest in options for hedging purposes only.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Inverse Floaters. A Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange.  Ordinary shares may be purchased with and sold for U.S. dollars.  Investing in foreign companies may involve risks not typically associated with investing in United States companies.  See “Securities of Foreign Issuers.”

Pay-In-Kind Bonds. Pay-in-kind bonds are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period.  Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.  Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

The Total Return Bond Fund may invest up to 5% of its net assets in pay-in-kind bonds.

Participation Interests. A Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally for dividend receipts as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

The Total Return Bond Fund and Mid Cap Value Fund may invest up to 10% of their net assets in preferred stock.

Over-The-Counter Stocks. A Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which a Fund invests may not be as great as that of other securities and, if a Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Privatization. Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises.  The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors.  There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

Receipts. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and federal income tax purposes.  Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Real Estate Investment Trusts (“REITs”). The Funds may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not subject to federal income tax on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.  Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.  A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs.  REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

The Mid Cap Value Fund may invest up to 10% of its net assets in REITs.  The Emerging Markets Equity Fund may invest up to 25% of its net assets in REITs.

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York.  Collateral for repurchase agreements is held in safekeeping in the customer-only account of a Fund’s custodian at the Federal Reserve Bank.  A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund’s acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.  The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund’s investment restriction applicable to loans.  It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for a Fund, the sub-advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price.  However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

The Ultra Short Duration Fixed Income Fund may invest in repurchase agreements as part of its principal investment strategy described in the prospectus.

Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions. A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.  Reverse repurchase agreements are considered borrowing by a Fund and are subject to a Fund’s limitations on borrowing.  A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price.  A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price.  Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, earmarking cash or other liquid securities, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

The Total Return Bond Fund may invest up to 5% of its net assets in reverse repurchase agreements.

Royalty Trusts. Royalty trusts are structured similarly to REITs.  A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust.  A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  A rising interest rate environment could adversely impact the performance of royalty trusts.  Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

The Premium Yield Equity Fund may invest up to 10% of its net assets in royalty income trusts.

Rule 144A Securities. Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors.  Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.  Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to procedures adopted by the Trust’s Board.

The Mid Cap Fund may not purchase Rule 144A securities.  The Total Return Bond Fund may invest up to 25% of its net assets in Rule 144A securities.  The Emerging Markets Equity Fund may invest up to 10% of its net assets in Rule 144A securities.

Securities Lending. In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.  In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments.  The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

Securities of Foreign Issuers. Except as expressly set forth herein and in the prospectus, the Funds may invest in securities of foreign issuers and in sponsored and unsponsored depositary receipts.  Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States.  Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies.

The Emerging Markets Equity Fund and Global Real Estate Fund invest in securities of foreign issuers as part of their principal investment strategy as more fully described in the prospectus.  The Mid Cap Value Fund may invest up to 10% of its net assets in foreign securities.  The Total Return Bond Fund may invest up to 50% of its net assets in securities of foreign issuers of which up to 20% may be denominated in a foreign currency.

Foreign Market Risk. A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions.  If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors.  Accounting standards in other countries are not necessarily the same as in the United

States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount a Fund can earn on its investments.

Foreign Currency Risk. While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are: (1) It may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) The inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates.  The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar.  The Funds also may invest in foreign currency futures and in options on currencies.  A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract.  A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency.  However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities.  Rather, they simply establish a rate of exchange which one can obtain at some future point in time.  Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.  At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency.  A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund’s portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency.  With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars.  A Fund will place assets in a segregated account or otherwise earmark assets as cover to ensure that its obligations under forward foreign currency contracts are covered.

Emerging Market Securities. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index.  As of December 31, 2015 ,the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the

United Kingdom, and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time.

With respect to the Emerging Markets Equity Fund, emerging market countries include those that are included in the MSCI Emerging Markets Index; are considered by the Sub-Advisor to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index; or whose economic activity and capital markets are dependent on emerging market countries (examples include Hong Kong and Singapore).  When the Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, or (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for nationalization or expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

The Premium Yield Equity Fund may invest up to 40% of its total assets in emerging market securities.  The Mid Cap Value Fund may invest up to 10% of its net assets in depositary receipts representing interests in securities of emerging market issuers.  The Total Return Bond Fund may invest up to 10% of its net assets in investment-grade emerging-market debt securities and up to 10% of its net assets in non-investment-grade emerging-market debt securities.  The Emerging Markets Equity Fund may also invest up to 20% of its net assets in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses.  These securities are not registered with the Securities and Exchange Board of India.  Participatory notes are similar to depositary receipts and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts.  Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Short Sales. In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement.  The Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan. A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is otherwise “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise.  Any Fund that engages in short sales will comply with these requirements.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund.  If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses.  If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps (“CDSs”). A CDS is an agreement between a Fund and a counterparty that enables a Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows a Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows a Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a CDS, a Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, a Fund bears the risk that the investment might expire worthless or that the protection seller may fail to satisfy its payment obligations to a Fund in the event of a default or similar event. In addition, when a Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation. A Fund may also use credit default swaps for investment purposes by selling a CDS, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation. In return for its obligation, a Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, a Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a CDS, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Consistent with SEC staff guidance, if a Fund sells a CDS it will segregate assets equal to the full notional amount of the swap in order to cover its obligations under the instrument.

In addition to the risks applicable to derivatives generally, CDSs involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Options on Swap Agreements (“swaptions”). The Funds also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option by the buyer of the option, the Fund will become obligated according to the terms of the underlying swap agreement.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment goals will depend on the sub-advisors’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Advisor or sub-advisor as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty are considered to be illiquid securities.

Temporary Defensive Investments. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an g and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities.  Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of Fannie Mae and Freddie Mac; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.  No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed.  The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities (“STRIPS”) and coupons under book entry safekeeping (“CUBES”).  They also include Treasury inflation-protected securities (“TIPS”).

Variable and Floating Rate Instruments. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.  The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Warrants and Rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of warrants or rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued, Delayed Delivery Securities and Forward Commitment Transactions. A Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction.  When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.  Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

Yankee Obligations. Yankee obligations (“Yankees”) are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A under the 1933 Act.  These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers’ acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.  Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in “Securities of Foreign Issuers.”

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

Zero Coupon Securities. The Funds may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity.  Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently.  The Code requires that a Fund accrue interest income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to federal income tax and to continue to maintain its status as a regulated investment company under the Code.  Because no cash is generally received at the time of accrual, a Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to the Fund under the Code.  See "Taxes.”

Zero coupon securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm.  Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately.  The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations. Below are each Fund’s fundamental investment limitations (or policies), which the Fund cannot change without the consent of the holders of a majority of its outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

For the bank borrowing policy, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other fundamental policies with a percentage limit (collectively, the “Other Policies”), a Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if a Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to a Fund.

The Ultra Short Duration Fixed Income Fund may not, except as otherwise provided below:

1.                                      With respect to 75% of the Fund’s assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.                                      Invest more than 25% of the Fund’s assets in securities issued by companies in a single industry or related group of industries.

3.                                      Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.  Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4.                                      Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies.  The loans cannot exceed 33 1/3% of a Fund’s assets.  A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions which may be granted to the Fund by the SEC.

For example, at a minimum, a Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5.                                     Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.                                      Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation, or order of the SEC.

7.                                      Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.                                      Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas, or mineral leases.

The Sands Capital Select Growth Fund and Premium Yield Equity Fund may not:

1.                                      Purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2.                                      Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less a Fund’s liabilities (other than borrowings), except that a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3.                                      Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4.                                      Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5.                                      Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies.  The loans cannot exceed 33 1/3% of a Fund’s assets.  A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions which may be granted to the Fund by the SEC.

For example, at a minimum, a Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

6.                                      Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation, or order of the SEC, or SEC staff interpretation.

7.                                      Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8.                                      The Premium Yield Equity Fund may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Mid Cap Fund may not:

1.                                      Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2.                                      Issue senior securities representing stock, except to the extent permitted by the 1940 Act.  In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3.                                     Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4.                                      Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

5.                                      Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.                                      Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7.                                      Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be interpreted from time to time.

8.                                      Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

The Arbitrage Fund, Emerging Markets Equity Fund, Global Real Estate Fund, Merger Arbitrage Fund, Mid Cap Value Fund, Small Cap Fund, and Total Return Bond Fund may not:

1.                                      Diversification.  For each diversified fund only, the Funds may not purchase securities of an issuer that would cause the Funds to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be amended or interpreted from time to time.

2.                                      Borrowing Money.  The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.                                      Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.                                      Loans.  The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

5.                                      Real Estate.  The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.                                      Commodities.  The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

7.                                      Concentration of Investments.  The Funds, except the Global Real Estate Fund, may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies in the same industry or group of industries.  The Global Real Estate Fund will invest more than 25% of its total assets in the real estate industry.

8.                                      Senior Securities.  The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The fundamental limitations for the Small Cap Value Fund are:

1.                                      Diversification. The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.                                      Borrowing Money. The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.                                      Underwriting. The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.                                      Loans. The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

5.                                      Real Estate. The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.                                      Commodities. The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

7.                                      Concentration of Investments. The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

8.                                      Senior Securities. The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1.     Diversification. Under the 1940 Act, a diversified investment management company may not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agents or instrumentalities, cash item or, in certain circumstances, securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.     Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3.     Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4.     Lending. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

5.     Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Non-Fundamental Policies. Each Fund also has adopted certain non-fundamental investment limitations.  A non-fundamental investment limitation may be amended by the Board without a vote of shareholders.

For the illiquid securities policy, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other non-fundamental policies with a percentage limit (collectively, the “Other Policies”), a Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if a Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

The following investment limitations are non-fundamental policies of the Mid Cap Fund, Premium Yield Equity Fund, Sands Capital Select Growth Fund, Small Cap Value Fund, and Ultra Short Duration Fixed Income Fund. No Fund may:

1.                                     Pledge, mortgage, or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund’s assets) permitted by the Fund’s fundamental limitation on borrowing.

2.                                      Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3.                                      Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Ultra Short Duration Fixed Income Fund) of its net assets would be invested in illiquid securities.  Unregistered securities sold in reliance on the exemption from registration in Section 4(a)(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A under the 1933 Act may be treated as liquid securities under procedures adopted by the Board.

4.                                      The Ultra Short Duration Fixed Income Fund, Small Cap Value Fund, and Mid Cap Fund may not invest in companies for the purpose of exercising control.

5.                                      The Ultra Short Duration Fixed Income Fund, Small Cap Value Fund, and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6.                                      The Ultra Short Duration Fixed Income Fund, Small Cap Value Fund, and Mid Cap Fund may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds’ SAI.

7.                                      Make investments in securities when outstanding borrowings exceed 5% of a Fund’s total assets.

The following investment policies are non-fundamental policies of the Mid Cap Fund, Premium Yield Equity Fund, Sands Capital Select Growth Fund, Small Cap Value Fund, and Ultra Short Duration Fixed Income Fund:

1.                                      Each Fund may purchase securities on a when-issued basis and borrow money (borrowing money is permitted by the Funds’ fundamental limitation on borrowing).

2.                                      Each Fund may enter into futures and options transactions.

3.                                      Each Fund may hold up to 15% (10% for the Ultra Short Duration Fixed Income Fund) of its net assets in illiquid securities.

4.                                      Each Fund, except the Ultra Short Duration Fixed Income Fund, may purchase convertible securities.

5.                                      Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund’s assets.

6.                                      Each Fund may purchase fixed-income securities, including variable- and floating-rate instruments and zero coupon securities.

7.                                      Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

8.                                      Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund’s total assets.

9.                                      Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past five years, number of funds overseen in the Touchstone Fund Complex and other directorships held.  All Funds managed by the Advisor are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.  The Trustees, who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustees(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	39
Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to 2011; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Every Child Succeeds (a social services company) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YMCA of Greater Cincinnati from 2012 to present.

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	39
Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to the 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	39	None.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	39	Trustee of Diocese of Southern Ohio from 2014 to present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	39
Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	39
Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; and Al Neyer Inc. (a construction company) from 2013 to the present.

(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2) As of December 31, 2015, the Touchstone Fund Complex consists of 12 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 17 series of Touchstone Strategic Trust, 1 series of Touchstone Tax-Free Trust, and 6 variable annuity series of Touchstone Variable Series Trust.
(3) Each Trustee is also a Trustee of Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003 to 2010.

Timothy S. Stearns Touchstone Advisors Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).

Ellen Blanchard BNY Investment Servicing (US) Inc. 201 Washington Street, 34th Fl Boston, Massachusetts 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

(1) Each officer also holds the same office with Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Additional Information about the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox has experience as a chief executive officer of a financial services company and as a director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. VonderBrink has experience as a consultant and director of other corporations.  In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board.  The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee.  Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.  Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee. All of the Independent Trustees are members of the Audit Committee.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls. Mr. Gale is the Chair of the Audit Committee.  During the fiscal year ended September 30, 2015, the Audit Committee held four meetings.

Governance Committee. All of the Independent Trustees are members of the Governance Committee.  The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  Ms. Hickenlooper is the Chair of the Governance Committee. The Governance Committee held four meetings during the fiscal year ended September 30, 2015.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Funds

The following table reflects the Trustees’ beneficial ownership in the Funds (i.e., dollar range of securities in each Fund) and the Touchstone Fund Complex as of December 31, 2015.

	Interested Trustee	Independent Trustees
Funds	Jill T. McGruder	Phillip R. Cox	William C. Gale	Susan J. Hickenlooper	Kevin A. Robie	Edward J. VonderBrink
Arbitrage Fund	None	None	None	None	None	None
Emerging Markets Equity Fund	$10,000-$50,000	None	None	None	None	None
Global Real Estate Fund	None	None	None	$50,000-$100,000	None	None
Merger Arbitrage Fund	None	None	None	$10,000-$50,000	None	None
Mid Cap Fund	None	None	None	$10,000-$50,000	None	None
Mid Cap Value Fund	$10,000-$50,000	None	None	$50,000-$100,000	None	None
Premium Yield Equity Fund	None	None	None	None	None	None
Sands Capital Select Growth Fund	None	None	None	$50,000-$100,000	None	None
Small Cap Fund	$50,000-$100,000	None	None	$50,000-$100,000	None	None
Small Cap Value Fund	None	None	None	None	None	None
Total Return Bond Fund	None	None	None	None	None	None
Ultra Short Duration Fixed Income Fund	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)	Over $100,000	$1-$10,000	None	Over $100,000	None	None
(1) As of December 31, 2015, the Touchstone Fund Complex consisted of 12 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 17 series of Touchstone Strategic Trust, 1 series of Touchstone Tax-Free Trust, and 6 variable annuity series of Touchstone Variable Series Trust.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2015.

Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$0	$0
Independent Trustees(2)
Phillip R. Cox	$36,271	$131,500
William C. Gale	$33,511	$121,500
Susan J. Hickenlooper	$33,511	$121,500
Kevin A. Robie	$30,752	$111,500
Edward J. VonderBrink	$30,752	$111,500
 (1) As of September 30, 2015, the Touchstone Fund Complex consists of 12 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 18 series of Touchstone Strategic Trust, 1 series of Touchstone Tax-Free Trust, and 9 variable annuity series of Touchstone Variable Series Trust.
(2) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. There was no deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2015.

The following table shows the Trustee quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Compensation Beginning 1/1/16 1/1/14-12/31/15	$15,500 $13,500	$4,500 $4,500	$4,500 $4,500	$5,000 $5,000

Lead Independent Trustee Fees Beginning 1/1/16 1/1/14-12/31/15	$6,000 $5,000

Committee Chair Fees Beginning 1/1/16 1/1/14-12/31/15	$1,000 $1,000	$2,000 $1,500	$2,000 $1,500

Telephonic Meeting Attendance Fee = $1,500

All fees are typically divided equally among the Funds comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”), is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated February 17, 2006.  Under the Advisory Agreement, the Advisor reviews, supervises, and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board of the Trust (the “Trustees”).  The Advisor determines the appropriate allocation of assets to each Fund’s sub-advisor(s).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30-day nor more than 60-day written notice to the Advisor, or by the Advisor on 90-day written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”). Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202.  Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a “manager-of-managers” structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any Fund in which the manager-of-managers approach is chosen.  Shareholders of a Fund will be notified of a change in its sub-advisor.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Fund	Investment Advisory Fee
Arbitrage Fund	1.05% on the first $500 million of assets; 1.00% on the next $500 million of assets; and 0.95% on assets over $1 billion
Emerging Markets Equity Fund	1.05% on the first $200 million of assets; 1.00% on the next $200 million of assets; and 0.90% on assets over $400 million
Global Real Estate Fund	0.80%
Merger Arbitrage Fund	1.05%
Mid Cap Fund	0.80% on the first $500 million; 0.75% on the next $500 million; and 0.70% on assets over $1 billion
Mid Cap Value Fund	0.85% on the first $100 million of assets; 0.80% on the next $300 million of assets; and 0.75% on assets over $400 million
Premium Yield Equity Fund	0.70% on the first $100 million of assets; and 0.65% on assets over $100 million
Small Cap Fund	0.85%
Small Cap Value Fund	0.90%
Total Return Bond Fund	0.35%
Ultra Short Duration Fixed Income Fund	0.25%
As described in the prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark.  The “Highest/Lowest Possible Advisory Fee” column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement.  Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

Fund	Benchmark	Required Excess Performance	Base Advisory Fee	Annual Adjustment Rate	Highest / Lowest Possible Advisory Fee
Sands Capital Select Growth Fund	Russell 1000® Growth Index	+/- 2.50%	0.85% on the first $1 billion of assets; 0.80% on the next $500 million of assets; 0.75% on the next $500 million of assets; 0.70% on assets above $2 billion	+/-0.15%	1.00% / 0.55%

The Sands Capital Select Growth Fund’s performance adjustment is calculated and paid monthly by comparing the Fund’s performance to the performance of the Fund’s benchmark over a “performance period.”  The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months.  The Fund’s annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years).  The resulting amount is then added (in the case of over-performance) or subtracted from (in the case of underperformance) to the Fund’s base fee.

For example, assume that the Sands Capital Select Growth Fund’s average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year.  The Fund’s base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).  If the Fund outperformed (or underperformed) the Russell 1000® Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund’s base fee.  If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor’s advisory fee would increase (or decrease) by a maximum of $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Sands Capital Select Growth Fund’s base advisory fee is based upon the Fund’s performance compared to the investment record of its stated benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark.  Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.

Each Fund shall pay the expenses of its operation, including but not limited to (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to a Fund; (iv) brokers’ commissions, and issue and transfer taxes chargeable to a Fund in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any.  The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

By its terms, the Funds’ investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of a Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Funds’ investment advisory agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of a majority of a Fund’s outstanding voting securities, or by the Advisor.  The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.  Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure a Fund’s expenses do not exceed the contractual limits set forth in the Funds’ fee table.  Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; other extraordinary expenses not incurred in the ordinary course of business; amounts, if any, payable pursuant to a shareholder servicing plan; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act (“Excluded Expenses”).  The Fund bears the costs of these Excluded Expenses.  The contractual limits set forth in the fee table have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable.  Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s expenses are below the contractual expense limitation amount in effect at the time of the waiver or reimbursement.

Advisory Fees and Fee Waivers or Reimbursements. For the fiscal years ended September 30, 2013, 2014 and 2015, the Trust paid advisory fees and received waivers or reimbursements as shown in the following table:

	Advisory Fees Paid			Fee Waivers or Reimbursements
Fund	2013	2014	2015	2013	2014	2015
Arbitrage Fund*	N/A	$1,811,565	$1,598,028	N/A	$2,497	$7,282
Emerging Markets Equity Fund	$5,076,301	$3,757,871	$3,349,536	$45,535	$104,673	$145,098
Global Real Estate Fund	$172,169	$116,893	$176,468	$148,140	$131,290	$145,279
Merger Arbitrage Fund	$5,076,013	$6,422,890	$3,187,301	$3,731	$0	$0
Mid Cap Fund	$1,261,378	$3,370,468	$4,854,261	$301,421	$467,705	$721,862
Mid Cap Value Fund	$1,050,222	$1,851,195	$2,889,296	$289,357	$359,416	$448,793
Premium Yield Equity Fund	$1,039,848	$1,115,182	$1,336,085	$147,831	$82,007	$66,988
Sands Capital Select Growth Fund	$31,679,688	$48,650,087	$35,695,416	$2,540,604	$1,033,092	$946,970
Small Cap Fund	$5,693,804	$7,318,982	$6,781,951	$880,591	$293,082	$38,284
Small Cap Value Fund	$339,291	$555,080	$643,163	$159,036	$181,500	$176,031
Total Return Bond Fund	$612,160	$531,579	$602,913	$192,454	$176,962	$196,165
Ultra Short Duration Fixed Income Fund	$1,571,340	$1,760,825	$1,544,932	$505,681	$509,400	$512,896

*The Arbitrage Fund commenced operations on October 1, 2013.

THE SUB-ADVISORS AND PORTFOLIO MANAGERS

The Advisor has selected sub-advisors (the “Sub-Advisors”) to manage all or a portion of a Fund’s assets, as determined by the Advisor.  The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the oversight of, and policies established by, the Board.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor.  As described in the prospectus, each Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises, except Sands Capital Management, LLC which receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under performs its stated benchmark.  Each Sub-Advisor’s fee with respect to each Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month. The performance adjustment for the Sands Capital Select Growth Fund is calculated as set forth above.

The Advisor pays sub-advisory fees to the Sub-Advisors from its advisory fee. The compensation of any officer, director or employee of a Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor. For the fiscal years ended 2013, 2014, and 2015, the Advisor paid the Sub-Advisors received the following sub-advisory fees:

	2013	2014	2015
Arbitrage Fund*	N/A	$1,121,445	$989,255
Emerging Markets Equity Fund	$2,531,577	$1,928,936	$1,724,768
Global Real Estate Fund	$25,583	$58,447	$88,234
Merger Arbitrage Fund	$2,998,956	$3,770,223	$1,921,315
Mid Cap Fund	$709,332	$1,895,889	$2,703,231
Mid Cap Value Fund	$587,616	$1,029,182	$1,444,716
Premium Yield Equity Fund	$582,673	$623,560	$742,507
Sands Capital Select Growth Fund	$21,622,358	$31,564,291	$31,446,266
Small Cap Fund	$3,347,438	$4,305,283	$3,989,383
Small Cap Value Fund	$182,817	$308,378	$357,313
Total Return Bond Fund	$393,234	$341,729	$387,587
Ultra Short Duration Fixed Income Fund	$715,576	$791,830	$705,473

*The Arbitrage Fund commenced operations on October 1, 2013.

A description of certain information with respect to each Sub-Advisor is below. In addition, the following charts list the Funds’ portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and their beneficial ownership in their managed Fund(s) at the end of the September 30, 2015 fiscal year.  Listed below the charts is (i) a description of each portfolio manager's compensation structure as of September 30, 2015, and (ii) a description of any material conflicts that may arise in connection with each portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager as of September 30, 2015.  Also as of September 30, 2015, for some of the Sub-Advisors, certain portfolio managers managed accounts subject to both an advisory and a performance fee.

Emerging Markets Equity Fund

Sub-Advisor: AGF Investments America Inc.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Way
Registered Investment Companies	1	$258.78	0	$0
Other Pooled Investment Vehicles	15	$4,054.00	0	$0
Other Accounts	9	$1,381.15	0	$0

Compensation. The compensation program for portfolio managers is designed to attract, motivate, reward, and retain talented individuals.  This program is strongly influenced by the philosophy that the compensation of managers should be primarily linked to the performance of the mandates they manage.  Salaries are based on individual responsibilities, performance and relevant competitive market data.

The salaries for portfolio managers have been established within competitive ranges, taking into account the type and size of the funds they manage.  Salaries are reviewed on an annual basis.  Incentive bonuses are determined relative to salary for the achievement of mandate performance relative to a peer group and managers are eligible to receive a multiple of base salary annually in the form of bonus.  Long-term incentive compensation is offered through three stock acquisition plans: the stock options plan, share appreciation rights and the employee share ownership plan.  These plans allow interested employees, subject to eligibility, to become shareholders which directly align their interests with those of non-employee shareholders.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading.  AGF has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Fund Ownership.  The following table indicates for the Emerging Markets Equity Fund the dollar range of shares beneficially owned by the Funds’ portfolio manager as of September 30, 2015.

Portfolio Manager	Dollar Range of Beneficial Ownership
Stephen Way	None

Small Cap Value Fund

Sub-Advisor: DePrince, Race & Zollo, Inc.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Gregory T. Ramsby
Registered Investment Companies	5	$503	0	$0
Other Pooled Investment Vehicles	2	$53	0	$0
Other Accounts	33	$1,578	2	$0
Randy A. Renfrow
Registered Investment Companies	5	$503	0	$0
Other Pooled Investment Vehicles	2	$53	0	$0
Other Accounts	37	$1,651	0	$0

Compensation.  DRZ’s investment professionals receive a base salary commensurate with their level of experience. DRZ’s goal is to maintain competitive base salaries through review of industry standards and market conditions.  Bonus compensation is based on the performance of portfolio assignments relative to appropriate market benchmarks and the product’s percentile ranking, which measures how well that particular product performed relative to its peers.  In addition, DRZ has awarded certain employees equity for their contribution to the firm’s performance and the accomplishment of strategic objectives.  DRZ believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for the majority of the bonus calculation.  The balance of the bonus award is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, client relations, presentation skills and professional development.  Portfolio managers/analysts are reviewed on an annual basis.  DRZ’s board of directors, in conjunction with the management committee, is responsible for setting base salaries, salary changes and bonus awards as well as making all subjective judgments related to an investment professional’s compensation.

Conflicts of Interest.  As is typical for many money managers, actual or potential conflicts of interest may arise relating to DRZ’s management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; DRZ’s use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances.  In all cases, however, DRZ believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Fund Ownership.  The following table indicates for the Small Cap Value Fund, the dollar range of shares beneficially owned by the Fund’s portfolio manager as of September 30, 2015.

Portfolio Manager	Dollar Range of Beneficial Ownership
Gregory T. Ramsby	None
Randy Renfrow	None

Total Return Bond Fund

Sub-Advisor: EARNEST Partners LLC

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Douglas Folk
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$55.3	0	$0
Other Accounts	76	$5,773.7	0	$0
Chris Fitze
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$55.3	0	$0
Other Accounts	76	$5,773.7	0	$0

Compensation.  EARNEST personnel are paid a salary and a discretionary bonus.  A portion of the bonus may consist of profit sharing or deferred compensation.  EARNEST also matches a portion of employees’ 401(k) contributions, if any.  The bonus is a function of client satisfaction with respect to investment results and service.  Equity ownership is another component of compensation for certain portfolio managers.  EARNEST is employee-owned.

Conflicts of Interest. EARNEST is responsible for managing the Total Return Bond Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST may manage other client accounts which may have higher fee arrangements than the Total Return Bond Fund or may also have performance-based fees.  Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions. EARNEST has adopted policies and procedures it believes are reasonably designed to address such conflicts.

EARNEST seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that EARNEST believes to be fair and equitable.  EARNEST has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST believes to be fair and equitable.

Fund Ownership.  The following table indicates for the Total Return Bond Fund, the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2015.

Portfolio Managers	Dollar Range of Beneficial Ownership
Douglas Folk	$10,001 - $50,000
Chris Fitze	None

Ultra Short Duration Fixed Income Fund

Sub-Advisor: Fort Washington Investment Advisors, Inc.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Scott D. Weston
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	44	$7,442	0	$0
Brent A. Miller
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	44	$7,442	0	$0

Compensation.  All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses.  Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon.  Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients.  Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule.  The structure includes long-term vesting provisions.  The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s president and approved by the Board of Directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement and is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan.  The 401(k) company match is 50% of the first 4% of earnings saved.

Ownership of Shares of the Fund.  The following table indicates for the Ultra Short Duration Fixed Income Fund the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2015:

Portfolio Managers	Dollar Range of Beneficial Ownership
Scott D. Weston	None
Brent A. Miller	None

Global Real Estate Fund

Sub-Advisor: Forum Securities Limited

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Dan Pine
Registered Investment Companies	1	$28	0	$0
Other Pooled Investment Vehicles	1	$153	0	$0
Other Accounts	4	$70	0	$0
Jana Sehnalova
Registered Investment Companies	1	$28	0	$0
Other Pooled Investment Vehicles	1	$153	0	$0
Other Accounts	4	$70	0	$0
Douglas Funke
Registered Investment Companies	1	$28	0	$0
Other Pooled Investment Vehicles	1	$153	0	$0
Other Accounts	4	$70	0	$0

Compensation.  All members of the Forum Securities team are compensated based upon the performance of the team as well as individual contribution.  Compensation includes a fixed base salary, as well as discretionary cash bonus, participation in pooled investment vehicles and firm equity.  Discretionary compensation is based upon the manager’s overall contribution to Forum Securities, and not directly tied to the performance of any account.  Performance is judged by investment returns relative to the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index, growth in Forum Securities’ assets under management, and contribution to the Forum Securities’ overall success.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. Forum adheres to a code of ethics that delineates the primacy of client interest over those of the manager and defines protocols to enable all clients to be treated equally. Also, Forum has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Ownership of Shares of the Fund. The following table indicates for the Global Real Estate Fund the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2015:

Portfolio Managers	Dollar Range of Beneficial Ownership
Dan Pine	None
Jana Sehnalova	None
Douglas Funke	None

Mid Cap Value Fund

Sub-Advisor: LMCG Investments, LLC.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
R. Todd Vingers
Registered Investment Companies	6	$737.3	0	$0
Other Pooled Investment Vehicles	21	$393.3	0	$0
Other Accounts	74	$1,127.0	1	$17.2
Jay C. Willadsen
Registered Investment Companies	1	$119.1	0	$0
Other Pooled Investment Vehicles	16	$186.8	0	$0
Other Accounts	20	$177.5	0	$0
Compensation.  LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Mid Cap Value Fund. Portfolio managers at LMCG are compensated through a combination of salary and incentive bonus.  Bonuses are formula driven based on revenues and performance relative to peer groups.

LMCG’s incentive bonus compensation plans for investment teams are based on actual composite performance relative to a benchmark.  The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team’s performance ranking within the universe for a blended time period which includes one year, three years, and since inception performance.

Conflicts of Interest.  The portfolio managers’ management of Other Accounts may give rise to actual or potential conflicts of interest in connection with their management of the Mid Cap Value Funds’ investments, on the one hand, and the investments of the Other Accounts, on the other hand.  The Other Accounts include all portfolios managed.  The Other Accounts might have similar investment objectives as the Mid Cap Value Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Mid Cap Value Fund.  While the portfolio managers’ management of Other Accounts may give rise to the following potential conflicts of interest, LMCG does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMCG believes that it has reasonably designed policies and procedures that to manage those conflicts in an appropriate way.

A conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Mid Cap Value Fund.  Because of their positions with the Mid Cap Value Fund, the portfolio managers know the size, timing, and possible market impact of Mid Cap Value Fund trades.  While it is possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Mid Cap Value Fund.  However, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A conflict of interest may arise as a result of the portfolio managers’ management of the Mid Cap Value Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Mid Cap Value Fund.  This conflict of interest may be exacerbated to the extent that LMCG or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Mid Cap Value Fund.  Notwithstanding this potential conflict of interest, it is LMCG’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions.  For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Mid Cap Value Fund, such an approach might not be suitable for the Mid Cap Value Fund given its investment objectives and related restrictions.

Fund Ownership.  The following table indicates for the Mid Cap Value Fund, the dollar range of shares beneficially owned by the Fund’s portfolio manager as of September 30, 2015.

Portfolio Manager	Dollar Range of Beneficial Ownership
R. Todd Vingers	$100,001 - $500,000
Jay C. Willadsen	$100,001 - $500,000

Small Cap Fund

Sub-Advisor: London Company of Virginia d/b/a The London Company.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard
Registered Investment Companies	4	$1,909	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	592	$7,239	2	$6.7
Jonathan Moody
Registered Investment Companies	4	$1,909	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	592	$7,239	0	$0
J. Brian Campbell
Registered Investment Companies	4	$1,909	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	592	$7,239	0	$0
Mark E. DeVaul
Registered Investment Companies	4	$1,909	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	592	$7,239	0	$0

Mid Cap Fund

Sub-Advisor: London Company of Virginia d/b/a The London Company.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard
Registered Investment Companies	4	$1,930	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	592	$7,239	2	$6.7
Jonathan Moody
Registered Investment Companies	4	$1,930	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	592	$7,239	0	$0
J. Brian Campbell
Registered Investment Companies	4	$1,930	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	592	$7,239	0	$0
Mark E. DeVaul
Registered Investment Companies	4	$1,930	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	592	$7,239	0	$0

Dollar Range of Beneficial Ownership
Portfolio Managers	Mid Cap Fund	Small Cap Core Fund
Stephen Goddard	None	Over $1,000,000
Jonathan Moody	None	None
J. Brian Campbell	None	None
Mark E. DeVaul	None	None

Compensation.  Portfolio managers are compensated through salary and bonus.  In addition to base salaries, portfolio managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention, sales and overall firm performance.  They also have a potential for ownership after a reasonable tenure with the firm.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. The London Company has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Arbitrage Fund

Sub-Advisor: Longfellow Investment Management Co.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Barbara J. McKenna
Registered Investment Companies	3	$461	0	$0
Other Pooled Investment Vehicles	2	$516	0	$0
Other Accounts	65	$4,527	1	$5
David C. Stuehr
Registered Investment Companies	3	$461	0	$0
Other Pooled Investment Vehicles	2	$516	0	$0
Other Accounts	31	$175	1	$5
John E. Villela
Registered Investment Companies	1	$213	0	$0
Other Pooled Investment Vehicles	2	$516	0	$0
Other Accounts	32	$2,007	1	$5
Alexander R. Graham
Registered Investment Companies	1	$213	0	$0
Other Pooled Investment Vehicles	1	$14	0	$0
Other Accounts	1	$5	1	$5

Merger Arbitrage Fund

Sub-Advisor: Longfellow Investment Management Co.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Barbara J. McKenna
Registered Investment Companies	3	$247	0	$0
Other Pooled Investment Vehicles	2	$516	0	$0
Other Accounts	65	$4,527	1	$5
David C. Stuehr
Registered Investment Companies	3	$247	0	$0
Other Pooled Investment Vehicles	2	$516	0	$0
Other Accounts	31	$175	1	$5
John E. Villela
Registered Investment Companies	1	$126	0	$0
Other Pooled Investment Vehicles	2	$516	0	$0
Other Accounts	32	$2,007	1	$5
Alexander R. Graham
Registered Investment Companies	1	$126	0	$0
Other Pooled Investment Vehicles	1	$14	0	$0
Other Accounts	1	$5	1	$5

Dollar Range of Beneficial Ownership
Portfolio Managers	Arbitrage Fund	Merger Arbitrage Fund
Barbara J. McKenna	None	None
David C. Stuehr	$1 - $10,000	$1 - $10,000
John E. Villela	None	$50,001 - $100,000
Alexander R. Graham	$10,001 - $50,000	$10,001 - $50,000

Compensation.  Longfellow’s professionals receive a base salary that considers their responsibilities and their experience.  They also are awarded a significant annual bonus based upon their specific contributions to the success and profitability of the firm.  Longfellow is 100% owned by 5 employees.  Owners receive a portion of the firm’s profits in addition to base salary and bonus.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Arbitrage Fund and Merger Arbitrage Fund).  This would include devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad array of accounts.  Longfellow has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Premium Yield Equity Fund

Sub-Advisor: Miller/Howard Investments

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Lowell G. Miller
Registered Investment Companies	6	$524.0	0	$0
Other Pooled Investment Vehicles	2	$54.4	0	$0
Other Accounts	4,660	$6,406.7	0	$0
Bryan J. Spratt
Registered Investment Companies	6	$524.0	0	$0
Other Pooled Investment Vehicles	2	$54.4	0	$0
Other Accounts	4,660	$6,406.7	0	$0
John E. Leslie III
Registered Investment Companies	6	$524.0	0	$0
Other Pooled Investment Vehicles	2	$54.4	0	$0
Other Accounts	4,660	$6,406.7	0	$0
Roger G. Young
Registered Investment Companies	6	$524.0	0	$0
Other Pooled Investment Vehicles	2	$54.4	0	$0
Other Accounts	4,660	$6,406.7	0	$0

Compensation.  Miller/Howard’s investment professionals receive a base salary in line with industry and geographic standards, bonus based on performance, company contribution to a retirement plan, participation in the company health insurance plan and profit sharing based on ownership. Investment professionals are evaluated annually by the company’s Board of Directors for their contribution to portfolio performance as well as participation in proprietary research projects that the firm conducts on an ongoing basis.  Mr. Miller, Mr. Spratt and Mr. Leslie are currently equity owners in the firm, and each receives an annual share of firm profits available after all expenses are paid.  Each member of the Investment Team shares in the progress of the firm and shares responsibility for that progress through stock selection, monitoring, and the development of the firm’s information and research expertise.  The firm makes no real distinction between “portfolio manager” and “analyst,” and each member of the investment team is evaluated based on his or her performance with regard to management, analysis, and basic research.

Fund Ownership.  The following table indicates for the Premium Yield Equity Fund, the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2015.

Portfolio Managers	Dollar Range of Beneficial Ownership
Lowell G. Miller	None
Bryan J. Spratt	None
John E. Leslie III	None
Roger G. Young	None

Conflicts of Interest.  As an investment advisor to multiple types of clients, Miller/Howard recognizes that actual or potential conflicts of interest may arise.  For example, conflicts of interest could result from a portfolio managers’ management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading.  Miller/Howard addresses potential conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner.  Miller/Howard’s policies and procedures cover such issues as execution of portfolio transactions, aggregation and allocation of trades, brokerage and soft dollars.  Miller/Howard has adopted a Code of Ethics that addresses rules on personal trading and insider information which all employees are required to observe. Miller/Howard has also adopted policies and procedures it believes are reasonably designed to address such conflicts.

Sands Capital Select Growth Fund

Sub-Advisor: Sands Capital Management, LLC.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Frank M. Sands, CFA
Registered Investment Companies*	9	$11,962	1	$4,908
Other Pooled Investment Vehicles	28	$6,338	3	$354
Other Accounts	542	$22,809	15	$3,287
A. Michael Sramek, CFA
Registered Investment Companies*	6	$9,111	1	$4,908
Other Pooled Investment Vehicles	15	$1,366	0	$0
Other Accounts	511	$17,489	10	$2,200
Wesley A. Johnston, CFA
Registered Investment Companies*	5	$8,993	0	$0
Other Pooled Investment Vehicles	14	$1,449	0	$0
Other Accounts	500	$18,153	0	$0

*Touchstone Sands Capital Select Growth Fund is included in the count.

Other Accounts.  Sands Capital Management, LLC (“Sands Capital”) employs a growth strategy for all investors called the Sands Capital Large Cap Growth Equity strategy (“Select Growth”) which is its primary strategy.  As of September 30, 2015 the Select Growth’s assets under management totaled $27.8 billion of the firm’s $41.1 billion assets under management.

The investment team managed 28 other pooled investment vehicles with total assets of approximately $6 billion.  With respect to such underlying accounts, 19 accounts, with assets of approximately $9 billion, pay Sands Capital a fee based upon the performance of the account in addition to a base fee.

Compensation.  Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan.  Additional incentives include equity participation.  The investment professionals also participate in an investment results bonus.  The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3, and 5 year periods, weighted towards the 3 and 5 year results.

Fund Ownership.  The following table indicates for the Sands Capital Select Growth Fund, the dollar range of shares beneficially owned by the Fund’s portfolio manager as of September 30, 2015.

Portfolio Manager	Dollar Range of Beneficial Ownership
Frank M. Sands	None
A. Michael Sramek	None
Wesley A. Johnston	None

Sands Capital’s performance adjustment with respect to the Sands Capital Select Growth Fund’s performance is calculated and paid monthly by comparing the Fund’s performance to the performance of the Fund’s benchmark, the Russell 1000® Growth Index, over a “performance period.”  The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months.  The Fund’s annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years).  The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the Sands Capital’s base fee, provided such over-performance or underperformance exceeds a designated “hurdle rate.”

Conflicts of Interest.  As an investment advisor to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in its business.  For example, conflicts of interest could result from a portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commission to obtain research, and personal trading by firm employees.  Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information. Sands Capital has also adopted policies and procedures it believes are reasonably designed to address such conflicts.

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services through December 31, 2014, the Advisor’s annual administration fee was:

0.20% on the first $6 billion of the aggregate average daily net assets;
0.16% on the next $4 billion of aggregate average daily net assets; and
0.12% on the aggregate average daily net assets over $10 billion.

The fee was computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund,Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust) on the basis of relative daily net assets.

Effective as of January 1, 2015, the Advisor’s annual administration fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.  (See “Transfer and Sub-Administrative Agent” in this SAI).

For the fiscal years ended September 30, 2013, 2014 and 2015, each of the Funds paid the following administration fees as shown below:

	Administration Fees Paid
Fund	2013	2014	2015
Arbitrage Fund*	N/A	$276,566	$227,764
Emerging Markets Equity Fund	$868,648	$588,070	$484,082
Global Real Estate Fund	$36,766	$23,494	$32,562
Merger Arbitrage Fund	$820,736	$984,189	$455,127
Mid Cap Fund	$265,382	$676,957	$908,700
Mid Cap Value Fund	$212,525	$361,926	$528,342
Premium Yield Equity Fund	$258,689	$263,394	$294,151
Sands Capital Select Growth Fund	$7,143,700	$9,655,647	$8,921,142
Small Cap Fund	$1,138,379	$1,384,341	$1,186,303
Small Cap Value Fund	$62,049	$99,095	$106,472
Total Return Bond Fund	$298,424	$244,294	$255,348
Ultra Short Duration Fixed Income Fund	$1,070,411	$1,132,456	$922,569

*The Arbitrage Fund commenced operations on October 1, 2013.

TOUCHSTONE SECURITIES ("THE DISTRIBUTOR")

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds.  The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares.  Shares of each Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Funds.  The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of a Fund.  The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

The table below sets forth the aggregate underwriting commissions on sales of the Funds, including the amounts the Distributor paid to broker-dealers, the amounts the Distributor earned as a broker-dealer in the selling network, and the amounts of underwriting commissions retained by the Distributor.

Fund	Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
Arbitrage Fund*
2015	$11,252	$9,304	$0	$1,948
2014	$1,369,895	$1,176,515	$0	$193,380
2013	N/A	N/A	N/A	N/A
Emerging Markets Equity Fund
2015	$2,820	$1,715	$728	$378
2014	$12,203	$8,811	$1,918	$1,474
2013	$13,447	$9,971	$1,571	$1,905
Global Real Estate Fund
2015	$287,770	$240,220	$3,185	$44,365
2014	$16,022	$12,821	$679	$2,522
2013	$4,538	$2,414	$1,761	$363
Merger Arbitrage Fund
2015	$1,100	$959	$0	$141
2014	$10,115	$8,524	$0	$1,591
2013	$111,258	$93,372	$32	$17,854
Mid Cap Fund
2015	$317,921	$264,564	$6,920	$46,437
2014	$212,928	$171,237	$12,429	$29,262
2013	$264,590	$221,820	$3,755	$39,015
Mid Cap Value Fund
2015	$65,505	$38,724	$19,732	$7,049
2014	$57,322	$36,685	$14,258	$6,379
2013	$23,452	$18,275	$2,189	$2,988
Premium Yield Equity Fund
2015	$143,725	$115,384	$7,505	$20,837
2014	$130,411	$108,883	$2,711	$18,817
2013	$286,808	$237,692	$4,069	$45,047
Sands Capital Select Growth Fund
2015	$84,522	$68,853	$2,173	$13,495
2014	$213,815	$172,005	$5,337	$36,473
2013	$1,103,272	$915,308	$21,611	$166,353

Fund	Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
Small Cap Fund
2015	$10,649	$6,835	$2,356	$1,458
2014	$13,531	$9,765	$1,650	$2,116
2013	$62,557	$48,422	$4,579	$9,556
Small Cap Value Fund
2015	$12,567	$8,818	$2,383	$1,366
2014	$9,096	$4,135	$4,316	$645
2013	$19,289	$12,312	$4,628	$2,349
Total Return Bond Fund
2015	$44,776	$29,428	$7,412	$7,935
2014	$7,308	$3,630	$2,743	$935
2013	$9,933	$1,167	$8,557	$209
Ultra Short Duration Fixed Income Fund
2015	$8,735	$6,937	$750	$1,048
2014	$5,426	$4,298	$533	$595
2013	$6,173	$4,476	$886	$810
* The Arbitrage Fund commenced operations on October 1, 2013.

The Distributor retains the contingent deferred sales charge on redemptions of Class C shares of the Funds that are subject to a contingent deferred sales charge. For the three most recent fiscal years ended September 30, 2015, 2014 and 2013, the Distributor retained the following contingent deferred sales charges:

	Amount Retained CDSC on Class C Shares
Fund	2015	2014	2013
Arbitrage Fund*	$1,202	$758	N/A
Emerging Markets Equity Fund	$756	$101	$194
Global Real Estate Fund	$0	$0	$160
Merger Arbitrage Fund	$118	$1,249	$3,453
Mid Cap Fund	$1,852	$3,144	$779
Mid Cap Value Fund	$0	$95	$14
Premium Yield Equity Fund	$618	$1,388	$896
Sands Capital Select Growth Fund	$4,650	$3,974	$17,913
Small Cap Fund	$97	$129	$878
Small Cap Value Fund	$20	$400	$0
Total Return Bond Fund	$1	$42	$1,204
Ultra Short Duration Fixed Income Fund	$3,501	$13	$562
 * The Arbitrage Fund commenced operations on October 1, 2013.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.  Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter.  The Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Distribution Agreement shall also automatically terminate in the event of its assignment.

Touchstone Securities may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds.  On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds or other funds in the Touchstone Funds during a specific period of time.  Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.  The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities.  The Advisor may also reimburse the Distributor for making these payments.

Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.  As of December 31, 2015, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Fund’s prospectus and SAI:

Name of Broker-Dealer
American Enterprise Investment Services Inc.
Fifth Third Securities Inc.
First Clearing LLC / Wells Fargo Advisors LLC
First Command Financial Planning, Inc.
Janney Montgomery Scott LLC
LPL Financial Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Wealth Management
Pershing LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Vanguard Brokerage Services

Touchstone Securities is motivated to make payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors.  To the extent financial advisors sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial intermediary may charge you additional fees or commissions other than those disclosed in this SAI.  You can ask your financial intermediary about any payments it receives from Touchstone Securities or the Funds, as well as about fees or commissions it charges.  You should consult disclosures made by your financial intermediary at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICE ARRANGEMENTS

Certain Funds have adopted a distribution or shareholder servicing plan for certain classes of shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account.  Touchstone Securities may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

Class A Shares.  With respect to its Class A shares, each Fund has adopted a plan of distribution and shareholder service (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments.  Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%.

Class C Shares.  With respect to its Class C shares, each Fund has adopted a plan of distribution and shareholder service (the “Class C Plan” and, together with the Class A Plan, the “Plans”) under which the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments. The Ultra Short Duration Fixed Income Fund intends to limit the amount of the 12b-1 fees for Class C shares to seventy-five basis points (0.75%) for at least one year from the date of the prospectus relating to the Fund.

Class Z Shares.  With respect to its Class Z shares, each Fund has adopted a shareholder service plan (the “Class Z Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for shareholder service fees.

General Information.  In connection with the distribution of shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as a Fund may reasonably request.

Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing and have been approved by the Board.  All payments made pursuant to the Plans are made in accordance with written Implementation Agreements.  Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust’s Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance.  A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund.  In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date.  Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement.  The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plans must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.  The Board believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans.  There can be no assurance that the benefits anticipated from the expenditure of the Funds’ assets for distribution will be realized.  While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review.  Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

The Funds paid the following in Distribution and Shareholder Servicing fees for the fiscal year ended September 30, 2015:

	12b-1 Plan Expenses
Fund	Printing and Mailing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel	Service Providers	Total
Arbitrage Fund
Class A	$66	$41,979	$11,156	$2,005	$0	$55,206
Class C	$56	$70,183	$28,236	$1,328	$0	$99,803
Emerging Markets Equity Fund
Class A	$11	$8,992	$1,766	$139	$0	$10,908
Class C	$6	$18,059	$3,774	$28	$0	$21,867
Global Real Estate Fund
Class A	$19	$8,559	$3,185	$919	$0	$12,682
Class C	$24	$8,738	$1,892	$1,360	$0	$12,014
Merger Arbitrage Fund
Class A	$68	$94,480	$14,530	$5,396	$0	$114,474
Class C	$67	$216,884	$40,827	$152	$0	$257,930
Mid Cap Fund
Class A	$161	$85,213	$27,131	$15,255	$0	$127,760
Class C	$290	$413,027	$114,929	$21,497	$0	$549,743
Mid Cap Value Fund
Class A	$25	$18,748	$4,145	$352	$0	$23,270
Class C	$8	$16,316	$4,184	$140	$0	$20,648
Premium Yield Equity Fund
Class A	$122	$92,238	$20,490	$3,380	$0	$116,230
Class C	$149	$276,974	$70,086	$2,195	$0	$349,404
Sands Capital Select Growth Fund
Class A	$795	$577,998	$133,411	$9,080	$0	$721,284
Class C	$581	$1,591,057	$375,143	$1,955	$0	$1,968,736
Small Cap Fund
Class A	$210	$143,570	$35,117	$2,233	$0	$181,130
Class C	$74	$209,254	$49,418	$1,102	$0	$259,848
Small Cap Value Fund
Class A	$88	$62,097	$14,206	$227	$0	$76,618
Class C	$6	$15,461	$3,694	$11	$0	$19,172
Total Return Bond Fund
Class A	$22	$11,584	$2,449	$544	$0	$14,599
Class C	$9	$15,833	$3,981	$132	$0	$19,955
Ultra Short Duration Fixed Income Fund
Class A	$29	$18,631	$4,843	$317	$0	$23,820
Class C	$26	$57,648	$12,862	$51	$0	$70,587

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the sub-advisors and are subject to oversight by the Advisor and the Board.  In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each sub-advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that a Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Funds and the sub-advisors, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom a Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the sub-advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Funds may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis.  A Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.  The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through commission recapture programs offered by Frank Russell Securities, Inc. and Convergex Execution Solutions LLC.

In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the respective sub-advisor’s other clients. The sub-advisor makes investment decisions for a Fund and for its other clients to achieve their respective investment objectives. The sub-advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the sub-advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect may be offset by a Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.

For the fiscal years ended September 30, 2015, 2014 and 2013, the Funds paid the following in aggregate brokerage commissions on portfolio transactions:

	Aggregate Brokerage Commissions
Fund	2015	2014	2013
Arbitrage Fund*	$247,848	$160,985	N/A
Emerging Markets Equity Fund	$300,847	$404,828	$540,847
Global Real Estate Fund	$57,837	$29,967	$80,767
Merger Arbitrage Fund	$392,724	$938,755	$858,604
Mid Cap Fund	$264,148	$188,243	$178,279
Mid Cap Value Fund	$200,494	$228,242	$152,603
Premium Yield Equity Fund	$114,363	$82,328	$192,980
Sands Capital Select Growth Fund**	$1,798,848	$967,781	$1,084,508
Small Cap Fund	$439,502	$325,203	$283,328
Small Cap Value Fund	$190,853	$147,141	$126,478
Total Return Bond Fund	N/A	N/A	N/A
Ultra Short Duration Fixed Income Fund	N/A	N/A	N/A
* The Arbitrage Fund commenced operations on October 1, 2013.

**For the period from October 1, 2014 through December 31, 2014, Sands Capital did not have in place any contractual arrangements with any brokerage firms that required it to direct a certain amount of commissions. During that period, Sands Capital accepted proprietary bundled research from its approved brokers.

Effective January 1, 2015 (the “Effective Date”), Sands Capital entered into client commission sharing arrangements (“CSAs”) that are consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934. Sands Capital obtains some of its soft dollar benefits through CSAs with selected brokers. Under CSAs, Sands Capital arranges with executing brokers to allocate a portion of total commissions paid to a pool of “credits” maintained by the broker that can be used to obtain soft dollar benefits made available by third-party service providers. After accumulating a number of credits within the pool, Sands Capital may direct the broker to use those credits to pay appropriate third-party service providers for eligible soft dollar benefits made available to Sands Capital by the broker.

During the fiscal year ended September 30, 2015, the amount of brokerage transactions and related commissions for the Funds directed to brokers in return for research services were:

Fund	Amount of Transactions to Brokers Providing Research	Related Commission
Arbitrage Fund	$0	$0
Emerging Markets Equity Fund	$0	$0
Global Real Estate Fund	$0	$0
Merger Arbitrage Fund	$0	$0
Mid Cap Fund	$114,025,491	$50,881
Mid Cap Value Fund	$241,312,542.00	$146,259.00
Premium Yield Equity Fund	$34,051,374	$32,081
Sands Capital Select Growth Fund*	$2,471,571,295*,**	$1,178,107**
Small Cap Fund	$178,587,192	$104,418
Small Cap Value Fund	$18,353,580	$38,770
Total Return Bond Fund	$0	$0
Ultra Short Duration Fixed Income Fund	$0	$0

*Dollar amount reflects the amount of directed Fund’s brokerage transactions to a broker due to research service provided through an agreement or understanding with a broker, or otherwise through an internal allocation procedure.
**Dollar amounts provided reflect the period from the Effective Date through September 30, 2015.

The total amount of securities of regular broker-dealers held by certain Funds as of September 30, 2015, were:

Fund	Broker/Dealer	Aggregate Value
Merger Arbitrage	Morgan Stanley	$3,021,410
Ultra Short Duration Fixed Income Fund	Bank of America	$5,181,664
	JP Morgan Chase & Co.	$13,095,992
	Morgan Stanley & Co.	$7,215,690

PROXY VOTING

The Funds have adopted the Sub-Advisors’ policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund’s shareholders and those of the Sub-Advisor or its affiliates. A copy or summary of each sub-advisor’s proxy voting policies is included in Appendix B. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon request by calling 1.800.543.0407 and on the SEC’s website at Sec.gov. Each Fund’s N-PX will also be available on the SEC’s website at Sec.gov and on the Touchstone website at TouchstoneInvestments.com.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund.  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate.  A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the two most recent fiscal years ended September 30, the portfolio turnover rate for each Fund was as follows:

	Portfolio Turnover Rate
Fund	2014	2015
Arbitrage Fund	293%	276%
Emerging Markets Equity Fund	38%	28%
Global Real Estate Fund	53%	41%
Merger Arbitrage Fund	271%	227%
Mid Cap Fund	26%	17%
Mid Cap Value Fund	85%(1)	54%
Premium Yield Equity Fund	26%	31%
Sands Capital Select Growth Fund	30%	29%
Small Cap Fund	17%	42%
Small Cap Value Fund	100%(2)	112%
Total Return Bond Fund	5%	19%
Ultra Short Duration Fixed Income Fund	142%	132%

(1) Portfolio turnover excludes the purchases and sales of the Touchstone Mid Cap Value Opportunities Fund acquired on March 21, 2014. If these transactions were included, portfolio turnover would have been higher.
(2) Portfolio turnover rate excludes securities received from a subscription-in-kind and the purchases and sales of the Touchstone Small Company Value Fund acquired on March 21, 2014. If these transactions were included, portfolio turnover would have been higher.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board through periodic reporting by the Funds’ Chief Compliance Officer.  No compensation will be received by a Fund, the Advisor, any Sub-Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)             A request made by a sub-advisor for a Fund (or that portion of a Fund) that it manages.

2)             A request by executive officers of the Advisor for routine oversight and management purposes.

3)             For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end.  The Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter.  The Funds provide their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

4)             A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the Chief Compliance Officer.

5)             A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)             A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)             A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•
The Funds (except the Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•
The Funds (except the Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

•	The Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month end.

•
The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

•	The Sands Capital Select Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.
You may access the public website at TouchstoneInvestments.com.

8)             The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of December 31, 2015, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Bloomberg LP
Morningstar, Inc.

Employees of the Advisor and the Funds’ Sub-Advisors that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.

In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of a Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor,Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Advisor and under the general oversight of the Trustees.  The Advisor or its delegates may use independent pricing services to obtain valuations of securities.  The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties.  Prices are generally determined using readily available market prices.  If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees.  The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges.  Under certain circumstances these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium,provided such amount approximates market value.

DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class.  Shareholders have no preemptive rights.  The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds.  All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Delaware statutory trust.  The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person.  The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.  Shares issued by each Fund have no preemptive, conversion, or subscription rights.  Voting rights are not cumulative.  Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund.  Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class.  As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust.  In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Derivative Claims of Shareholders.

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, (a) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the Fund or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes.

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Delaware, the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Delaware or the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

CHOOSING A CLASS OF SHARES

Each Fund offers the following classes of shares.

	Class A	Class C	Class Y	Class Z	Institutional Class
Arbitrage Fund	X	X	X		X
Emerging Markets Equity Fund	X	X	X		X
Global Real Estate Fund	X	X	X		X
Merger Arbitrage Fund	X	X	X		X
Mid Cap Fund	X	X	X	X	X
Mid Cap Value Fund	X	X	X		X
Premium Yield Equity Fund	X	X	X
Sands Capital Select Growth Fund	X	X	X	X
Small Cap Fund	X	X	X		X
Small Cap Value Fund	X	X	X		X
Total Return Bond Fund	X	X	X		X
Ultra Short Duration Fixed Income Fund	X	X	X	X	X

The Funds participate in fund “supermarket” arrangements.  In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket.

In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee.  In addition, a broker may charge transaction fees on the purchase or sale of Fund shares.  Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The Funds' annual report contains additional performance information and will be made available to investors upon request and without charge.

The Touchstone Funds are intended for sale to residents of the U.S. and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

The shares of the Funds may not be directly or indirectly offered or distributed in any country outside of the U.S. If an investor becomes a resident of another jurisdiction after purchasing shares of the Touchstone Funds, the investor will not be able to purchase any additional shares of the Funds (other than reinvestment of dividends and capital gains) or exchange shares of the Touchstone Funds for other U.S. registered Touchstone Funds.

Class A Shares.  For initial purchases of Class A shares(1) of $1 million or more and subsequent purchases further increasing the size of an individual shareholder account, participating dealers may receive compensation of up to 1.00% (a “Finder's Fee”) of such purchases from Touchstone Securities according to the following schedule:

Amount of Investment	Finder's Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
(1) This does not apply to the Ultra Short Duration Fixed Income Fund.

The Distributor does not have an annual reset for Finder’s Fees.  In determining a dealer’s eligibility for a Finder’s Fee, purchases of Class A shares of an individual shareholder account in a Touchstone Fund may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds for that individual shareholder. If a Finder’s Fee was paid to a participating dealer that dealer is not eligible to receive 12b-1 fees on the shares that were used to generate the Finder’s Fee until they have aged for a period of one year.  Additionally,  if a Finder’s Fee was paid and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

A dealer is eligible for a Finder's Fee only if the dealer has not previously received a Finder's Fee on the assets used to meet the required investment amount. Similarly, an exchange from any other Touchstone Fund will not qualify for a Finder's Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment. In all cases Touchstone Securities reserves the right to deny payment of a Finder's Fee if it reasonably believes such a fee has already been paid on those assets.

Share Class Conversions. Class A and Class C shareholders who are eligible to invest in Class Y shares or Institutional Class shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares or Institutional Class shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.  No front-end sales charges will apply to any such exchange, however, if the Class C share assets have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase. A CDSC of 1% will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. Class Y shareholders that meet the required minimum for Institutional Class shares may exchange their Class Y shares for Institutional Class shares within the same Fund if offered in their state and if such an exchange can be accommodated by their financial institution.

For federal income tax purposes, exchanges of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss.  There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

Financial intermediaries may convert shares in a customer or client’s account to a more expensive share class if prior to the conversion the intermediary determines that the higher priced share class is more suitable to the customer’s interests and the intermediary discloses any additional compensation to the customer, including revenue sharing arrangements with the Advisor or Distributor.

If a financial institution, processing organization or intermediary (a “converting entity”) is initiating a share class conversion(s) for Touchstone Funds on a platform, then the converting entity should contact Touchstone Securities at least 60 days in advance and obtain Touchstone Securities’ approval of the share class conversion.

Additional Information on the CDSC. The CDSC is waived under the following circumstances:

•
Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•
Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•
Redemptions from retirement plans qualified under Section 401 of the Code.  The CDSC will be waived for benefit payments made by Touchstone directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•	Redemptions that are mandatory withdrawals from a traditional IRA account after age 70½.

General.  All sales charges imposed on redemptions are paid to the Distributor.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC for Certain Redemptions of Class A Shares.  A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase.  The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption.  If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase.  Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

Examples.  The following example will illustrate the operation of the CDSC.  Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired then 50 additional shares through reinvestment of distributions.  If, at such time you should redeem 450 shares (totaling proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment.  With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.  Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge.  At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares.  In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.
Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.	Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone Securities.

The minimum investment waivers are not available for Institutional Class shares of the Funds.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in the prospectus for whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1.
Purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a sub-advisor to that particular Fund;

2.	Purchases by any director, officer or other employee (and their immediate family members*, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3.	Purchases by any employees of BNY Mellon Investment Servicing (US), Inc. who provide services for the Touchstone Funds, Touchstone Advisors, or Touchstone Securities.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

*Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, of a registered representative or employee and any other individual to whom the registered representative or employee provides material support.  The term “employee” is deemed to include current and retired employees.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries.  Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.

Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Class A Sales Charge for former Navellier Shareholders.  Shareholders who owned shares of the Navellier International Growth Portfolio as of September 26, 2008 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Small Cap Value Fund Class A Sales Charge for Former Class Z Shareholders. Shareholders who owned Class Z shares of the Small Cap Value Fund as of June 10, 2011 who are purchasing additional shares for their accounts or opening new accounts in the Small Cap Value Fund are not subject to the front-end sales charge for purchases of Class A shares of the Small Cap Value Fund.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Shareholders who are eligible for the sales charge waivers listed above may open an account with the Fund directly to receive the sales charge waiver.

Class Y Shares “Grandfather” Clause.  New purchases of the Class Y shares are no longer available directly through Touchstone Securities.  Those shareholders who owned Class Y shares purchased directly through Touchstone Securities prior to February 2, 2009, or those former Old Mutual shareholders who owned Class Z shares which became Class Y shares on April 16, 2012, or those former Fifth Third Mutual Fund Shareholders who owned Institutional Class shares which became Class Y shares on September 10, 2012 may continue to hold Class Y shares of the corresponding Fund(s).  In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009, April 16, 2012, and September 10, 2012, respectively.

Purchases in-Kind.  In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor.  Transactions of this type are generally a taxable transaction.  Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemptions in-Kind.  Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period.  Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Undeliverable Checks. Dividend and distribution checks issued from non-retirement accounts for less than $25 will be automatically reinvested in the Fund that pays them. If you elect to receive your dividends and distributions of $25 or more in cash, and the payment is returned as “undeliverable”, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation. If your redemption proceeds are returned as “undeliverable”, your account will be considered a lost shareholder account, correspondence will be sent to you requesting that you contact the Fund, and the outstanding payment will be deposited into an account for potential escheatment to your state of residence. Upon contact, the Fund will no longer consider your account to be a lost shareholder account, and your outstanding payment will be reissued to your corrected address.

Uncashed Checks. All uncashed checks on your account will appear with your monthly or quarterly statement for your convenience. If your redemption proceeds, dividend, or distribution check is not cashed within six months (an “outstanding payment”), the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation. In the event the proceeds represent a full liquidation or a distribution from a retirement account, the proceeds will be deposited into a nonretirement account for you and invested in the Touchstone Ultra Short Duration Fixed Income Fund. In addition, if the payment was for dividends or distributions, your cash election will be automatically changed and future dividends and distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment.

For redemption checks returned as “undeliverable”, the check will be voided and deposited into a lost shareholder account for the Fund. If the account holder contacts the Fund and provides proper documentation to update the address on the account, a check for the previously voided amount will be re-issued to the shareholder and sent to the new address of record.

Fund Shares Purchased by Check.  We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances. (Only applicable for shares held through Touchstone Securities directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Facilitated Transfers. In the event an existing Touchstone shareholder wishes to move money between their Touchstone mutual fund account and a money market fund, Touchstone has partnered with The Dreyfus Corporation to help facilitate this type of transaction pursuant to certain limitations. Please contact Touchstone Shareholder Services at 1.800.543.0407 for more information if you are interested in pursuing this type of transaction.

DISTRIBUTIONS

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 60 days after the end of each year detailing the federal income tax status of your distributions. Please see “ Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds.  Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General.  For federal income tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code.  By qualifying as a RIC, a Fund

(but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash.  Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification As A Regulated Investment Company.  Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities.  To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest.  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions.  Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards.  For losses arising from tax years beginning on or before December 22, 2010, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely.  For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year.  If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  A Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.

The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures, And Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives.  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds.  A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies.  A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund of funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year) and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs.  A Fund may invest in REITs.  Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities.  See “Tax-Exempt Shareholders.”

Distributions.  Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate.  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Shareholders may also be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases of Fund Shares.  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges or Redemptions.  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

Backup Withholding.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Non-U.S. Shareholders.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  However, effective for taxable years of a Fund beginning before January 1, 2015, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source   interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”).  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enactment of legislation, on or after January 1, 2015, this “look-through” treatment for distributions by a Fund to foreign persons applies only to such distributions that are attributable to distributions received by the Fund from a lower-tier REIT and are required to be treated as USRPI gain in the Fund’s hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is qualified short-term gain or net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.  It is currently unclear whether Congress will extend the “look-through” provisions described above for distributions made on or after January 1, 2015, and what the terms of any such extension would be.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2015, no withholding was generally required with respect to amounts paid in redemption of shares of a fund if the fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled qualified investment entities.  Unless legislation is enacted, beginning on January 1, 2015, such withholding is required, without regard to whether a Fund or any RIC in which it invests is domestically controlled.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares.  A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements.  A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders.  A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs.  Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote.

As of January 5, 2016 the name, address, and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund are as follows:

Fund and Share Class	Name and Address of Account Owner	Percent of Class
ARBITRAGE FUND CLASS A	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	51.97%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.51%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	8.96%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	5.45%
ARBITRAGE FUND CLASS C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	55.61%
	UBS FINANCIAL SERVICES INC FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	12.09%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	7.89%
ARBITRAGE FUND CLASS Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	62.53%
	UBS FINANCIAL SERVICES INC FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	12.02%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	11.15%
	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.63%
ARBITRAGE FUND INSTITUTIONAL CLASS SHARES	TOUCHSTONE CONTROLLED GROWTH WITH INCOME FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	100%,*,**,***
EMERGING MARKETS EQUITY FUND CLASS A	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.95%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	5.89%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	5.73%

EMERGING MARKETS EQUITY FUND CLASS C	UBS FINANCIAL SERVICES INC FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	34.52%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	25.17%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PARKWAY ST PETERSBURG FL 33716	9.33%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	8.62%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	5.92%
EMERGING MARKETS EQUITY FUND CLASS Y	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	32.02%
	FIFTH THIRD BANK TTEE FBO WESTERN & SOUTHERN LIFE INS CO 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL CO 80111	26.29%
	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	9.33%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.60%
	UBS FINANCIAL SERVICES INC FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	5.85%

EMERGING MARKETS EQUITY FUND INSTITUTIONAL CLASS SHARES	MAC&CO 525 WILLIAM PENN PLACE, RM 153-3602 P.O. BOX 3198 PITTSBURGH PA 152303198	51.59%*,**
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	31.42%
	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	12.35%
GLOBAL REAL ESTATE FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	64.34%
	TRUST COMPANY OF AMERICA FBO #220 PO BOX 6503 ENGLEWOOD, CO 801556503	12.96%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.57%
GLOBAL REAL ESTATE FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	76.68%
	WESTERN SOUTHERN FINANCIAL GROUP 400 BROADWAY CINCINNATI OH 45202	10.58%*
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	5.91%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	5.23%
GLOBAL REAL ESTATE FUND CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	75.41%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	9.56%

GLOBAL REAL ESTATE FUND INSTITUTIONAL CLASS SHARES	TOUCHSTONE DYNAMIC DIVERSIFIED INCOME FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	36.18%*, **, ***
	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	34.42%*,**,***
	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	29.26%*,**
MERGER ARBITRAGE FUND CLASS A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.11%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	9.34%
	ROBERT W BAIRD & CO. INC. 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	8.60%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	8.55%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.14%
MERGER ARBITRAGE FUND CLASS C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	55.06%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	26.62%
	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	9.41%
MERGER ARBITRAGE FUND CLASS Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	31.44%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	14.23%
	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	14.20%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	6.66%

MERGER ARBITRAGE FUND INSTITUTIONAL CLASS SHARES	JHF II ALTERNATIVE ASSET ALLOC FUND 601 CONGRESS ST BOSTON MA 02210-2804	50.89%*,**
	GREENLEAF TRUST-MAIN OFFICE 211 SOUTH ROSE STREET KALAMAZOO MI 49007	16.50%*
	GREENLEAF TRUST - CASH 211 SOUTH ROSE STREET KALAMAZOO MI 49007	9.69%
	GREENLEAF TRUST-REINVEST 211 SOUTH ROSE STREET KALAMAZOO MI 49007	8.89%*
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.39%
MID CAP FUND CLASS A	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	25.06%
	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	10.96%
	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	10.18%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.54%
MID CAP FUND CLASS C	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FL JACKSONVILLE FL 32246	20.71%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	19.11%
	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	19.10%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	10.61%
	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	9.30%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.57%

MID CAP FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	31.18%
	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	12.07%
	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	10.93%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.51%
	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.65%
	WELLS FARGO BANK FBO OMNIBUS ACCOUNT CASH PO BOX 1533 MINNEAPOLIS MN 55480	5.81%
	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	5.69%
MID CAP FUND CLASS Z	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	29.62%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	24.06%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	23.66%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	19.81%

MID CAP FUND INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	18.96%
	WELLS FARGO BANK FBO RETIREMENT PLANS WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	13.81%
	FIFTH THIRD BANK FBO 5/3 BANK PEN & P.O. BOX 3385 5001 KINGSLEY DR DEPT 3385 CINCINNATI OH 45263	13.07%
	MITRA & CO FBO VA C/O BMO HARRIS BANK NA ATTN:MF 11270 WEST PARK PLACE STE 400 MILWAUKEE WI 53224	13.00%*
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10.19%
	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	9.13%***
	RELIANCE TRUST COMPANY FBO RIS-100 C/R PO BOX 48529 ATLANTA GA 30362	6.79%
MID CAP VALUE FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	14.95%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PARKWAY ST PETERSBURG FL 33716	12.88%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	12.31%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	10.53%

MID CAP VALUE FUND CLASS C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	16.23%
	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	14.14%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	12.39%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PARKWAY ST PETERSBURG FL 33716	10.46%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	9.25%
	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	8.23%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	6.18%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	6.06%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.42%
MID CAP VALUE FUND CLASS Y	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	42.89%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.87%
	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	9.17%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.86%

MID CAP VALUE FUND INSTITUTIONAL CLASS SHARES	WELLS FARGO BANK NA FBO OMNIBUS PO BOX 1533 MINNEAPOLIS MN 55480	43.17%
	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	28.09%
	GREAT WEST TRUST CO. AS TRUSTEE FBO ASTELLAS US RETIREMENT AND SAVINGS 11500 OUTLOOK ST OVERLAND PARK KS 66211	10.27%
	MERCER TRUST CO TTEE FBO HD SUPPLY 401K RETIREMENT PLAN ATTN: DC PLAN ONE INVESTORS WAY NORWOOD MA 02062	9.21%
PREMIUM YIELD EQUITY FUND CLASS A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	10.24%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.88%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	9.67%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.57%
	NFS LLC FEBO ASSETMARK TRUST COMPANY FBO ASSETMARK & MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE FL 7 PHOENIX AZ 85012-2425	6.70%
PREMIUM YIELD EQUITY FUND CLASS C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	23.39%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	22.55%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	22.18%
	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	9.98%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.67%

PREMIUM YIELD EQUITY FUND CLASS Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	23.62%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	14.66%
	TOUCHSTONE DYNAMIC DIVERSIFIED INCOME FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	13.48%***
	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	9.53%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.05%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.85%
	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	6.66%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.63%
SANDS CAPITAL SELECT GROWTH FUND CLASS A	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	13.49%
	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11.48%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.32%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	6.78%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PARKWAY ST PETERSBURG FL 33716	6.42%

SANDS CAPITAL SELECT GROWTH FUND CLASS C	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	25.84%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	22.29%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.15%
	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	7.84%
SANDS CAPITAL SELECT GROWTH FUND CLASS Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	29.16%
	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	17.05%
	SAXON & CO P.O. BOX 7780-1888 PHILADELPHIA PA 19182	12.29%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS TEAMS 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	11.69%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	8.56%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.16%
SANDS CAPITAL SELECT GROWTH FUND CLASS Z	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	45.57%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	34.04%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	8.26%

SMALL CAP FUND CLASS A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	31.76%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	9.91%
	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.49%
SMALL CAP FUND CLASS C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	45.90%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	11.21%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	10.32%
	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	8.44%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PARKWAY ST PETERSBURG FL 33716	6.33%
SMALL CAP FUND CLASS Y	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	58.26%
	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	9.75%
	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.19%
SMALL CAP FUND INSTITUTIONAL CLASS SHARES	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH PO BOX 1533 MINNEAPOLIS MN 55480	39.74%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	21.76%
	DRAPER & CO 801 LANCASTER AVE BRYN MAWR, PA 19010	13.75%*
	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.56%
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON STREET, SUITE 100 WESTWOOD, MA 02090	5.32%*

SMALL CAP VALUE FUND CLASS A	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	31.22%
	FIRST CLEARING LLC ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.75%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	12.02%
SMALL CAP VALUE FUND CLASS C	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	31.17%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	14.96%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	12.49%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.45%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.11%
SMALL CAP VALUE FUND CLASS Y	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	13.07%
	FIRST STATE TRUST COMPANY DELAWARE CORPORATE CENTER 2 2 RIGHTER PARKWAY STE 250 WILMINGTON DE 19803	9.79%*
	FIFTH THIRD BANK TTEE FBO: 5/3 AGT FOR FORD LEBOUTILLIER 5001 KINGSLEY DR DEPT 3385 CINCINNATI OH 45263	8.88%*
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.10%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.67%
	FIFTH THIRD BANK TTEE FBO: RAND & MAUREEN MUELLER JT - RS 5001 KINGSLEY DR DEPT 3385 CINCINNATI OH 45263	5.88%*

SMALL CAP VALUE FUND INSTITUTIONAL CLASS SHARES	GREAT WEST TRUST CO. AS TRUSTEE FBO FIFTH THIRD BANCORP 401(K) SAVINGS 11500 OUTLOOK ST OVERLAND PARK KS 66211	85.13%**
	SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	8.22%*
TOTAL RETURN BOND FUND CLASS A	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 060954774	39.74%
	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	21.31%
	CHARLES SCHWAB & CO 101 MONTGOMERY ST SAN FRANCISCO CA 94104	10.59%
TOTAL RETURN BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716	41.38%
	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	25.80%
	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	12.07%
	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	5.11%
TOTAL RETURN BOND FUND CLASS Y	MLPF & S THE SOLE BENEFIT OF FOR IT’S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	34.04%
	DC PLUS MODEL PORTFOLIOS 457 C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002	23.61%*
	DC PLUS MODEL PORTFOLIOS 401 C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002	6.66%*
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	9.44%*
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	5.47%

TOTAL RETURN BOND FUND INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	40.56%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	23.98%
	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	14.11%*,***
	THE NORTHERN TRUST COMPANY AS CUSTODIAN FBO CITY OF MILWAUKEE-DV PO BOX 92994 CHICAGO, IL 60675-2994	5.75%*
ULTRA SHORT DURATION FIXED INCOME FUND CLASS A	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	13.20%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.31%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716	6.59%

ULTRA SHORT DURATION FIXED INCOME FUND CLASS C	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	33.14%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.45%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	10.63%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	9.42%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	29.41%
	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	15.82%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	11.06%
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.36%

ULTRA SHORT DURATION FIXED INCOME FUND CLASS Z	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	67.40%

	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	19.28%
ULTRA SHORT DURATION FIXED INCOME FUND INSTITUTIONAL CLASS SHARES	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	76.29%
	CHARLES SCHWAB CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.99%
*Indicates that shares are held beneficially.
**May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of January 5, 2016.  As a result, those persons or organizations could have the ability to influence the outcome of a vote of the Fund’s shareholders.
***The Touchstone Controlled Growth with Income Fund, the Touchstone Dynamic Diversified Income Fund and the Touchstone Dynamic Global Allocation Fund (the “Asset Allocation Funds”) are each structured as a fund-of-funds. Pursuant to the proxy voting policies of Touchstone Advisors, the Asset Allocation Funds vote their shares in the same proportion as the votes of all other shareholders in that underlying Touchstone Fund.

As of December 31, 2015, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund.

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian.  BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2016.  Ernst & Young LLP will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent.  The Trust’s transfer agent is BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, Massachusetts 01581.  BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For providing transfer agent and shareholder services to the Trust, BNY Mellon receives a monthly per account fee from each Fund, plus out-of-pocket expenses.  The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent. The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to BNY Mellon. The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board. The Advisor pays BNY Mellon a sub-administration fee out of its administration fee.  Set forth below are the sub-administration fees paid by the Advisor during the stated periods.

	Sub-Administrative Fees Paid
Fund	2013	2014	2015
Arbitrage Fund*	N/A	$51,569	$46,810
Emerging Markets Equity Fund	$137,810	$98,929	$82,995
Global Real Estate Fund	$14,792	$12,823	$18,899
Merger Arbitrage Fund	$131,101	$159,151	$79,354
Mid Cap Fund	$48,899	$112,535	$142,155
Mid Cap Value Fund	$40,875	$64,492	$89,225
Premium Yield Equity Fund	$47,724	$49,417	$55,959
Sands Capital Select Growth Fund	$1,068,644	$1,481,966	$1,280,444
Small Cap Core Fund	$178,149	$220,314	$182,259
Small Cap Value Fund	$18,546	$24,379	$29,434
Total Return Bond Fund	$53,494	$46,466	$50,341
Ultra Short Duration Fixed Income Fund	$167,812	$181,907	$145,523

*The Arbitrage Fund commenced operations on October 1, 2013.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended September 30, 2015, including the notes thereto and the report of Ernst & Young LLP thereon, included in the Trust’s Annual Report, are incorporated into this SAI by reference.  No other parts of the Trust’s Annual Report are hereby incorporated by reference.  The Annual Report may be obtained free of charge by calling the Trust at 1.800.543.0407 or by downloading a copy at TouchstoneInvestments.com.  You may also obtain the Annual Report or unaudited semi-annual report, as well as other information about Touchstone Funds Group Trust, from the EDGAR Database on the SEC’s website at Sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s Rating Services® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P®, Fitch are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  The Advisor or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  In that event, the Advisor or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” —     Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” —     Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” —     Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” —     Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” —       High short-term default risk.  This designation indicates that default is a real possibility.

“RD” —    Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

“D” —     Default.  This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk.  “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	he issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.
“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B — PROXY VOTING POLICIES

AGF INVESTMENTS AMERICA INC.

In absence of specific proxy voting guidelines from the Fund, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund.  AGF’s proxy voting guidelines are not intended to dictate precisely how each issue must be voted in every circumstance.  Rather, the intention is to provide a framework defining how to approach the voting for each issue to ensure a disciplined approach to voting proxies.  AGF may retain a third-party company to provide research or other assistance with voting proxies, however the decision making process rests with AGF.

AGF applies the following proxy voting guidelines for non-routine matters:

Executive Compensation:  Will be voted to ensure that the interests of management and shareholders are properly aligned and positive economic shareholder value is not compromised.

Employee Stock Purchase Plans: strategic rationale, shareholder rights, dilution, interest alignment and corporate governance, amongst other matters, will be carefully evaluated.

Corporate Restructurings, Mergers and Acquisitions:  Consideration of strategic rationale, shareholder ratification, financial implications, future economic prospects, changes in corporate governance and their impact on shareholder rights and other related matters shall be considered when voting.  Generally, positive economic shareholder value and preserved shareholder rights must be anticipated.

Poison Pills: Primary objective is to maximize positive economic effect on shareholder value and minimize impact on shareholder rights.  A decision to abstain from voting or to vote for contentious poison pills may be in the interest of Client Account’s where short term gains timed with the disposal of the security is anticipated.

Any Proposal Affecting Shareholder Rights:  AGF believes that certain fundamental rights of shareholders must be protected and will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company.

Share Blocking: AGF has sole discretion in determining whether to enter a vote in markets in which share blocking takes place by considering whether the potential loss resulting from the inability to trade during the blocking period outweighs any potential gain to security holders through executing the proxy solicitation.

If a potential conflict should arise, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund.  If the conflict of interest arises between a portfolio manager and an issuer, the matter will be referred to the AGF Proxy Voting Committee and the Committee will meet to consider the matter, and make a determination, based upon representations to it, as to how to vote the proxy.

DEPRINCE, RACE & ZOLLO, INC.

Proxy Voting

I. Introduction

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. (“DRZ”) votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  DRZ has elected to retain an independent third party proxy administrator (“Proxy Administrator”) to assist in the proxy voting and record keeping process.  Any questions about this document should be directed to our Chief Compliance Officer (“CCO”) or Assistant Compliance Officer (“ACO”).

II. Regulatory Background

(A)    The Need to Implement a Proxy Voting Policy and Procedures

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities.  The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule.  In particular, the rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.

(B)    Voting Client Proxies

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies.  However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.  The rule does not necessitate an adviser to become a “shareholder activist,” but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations.  The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client.  Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C)    Implementing Policies and Procedures to Resolve Conflicts of Interest

A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.  Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest.  An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D)    Disclosure Requirements

•	An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

•
A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)    Recordkeeping Requirements

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

•	Proxy Voting Policies and Procedures;

•	Proxy Statements Received Regarding Client Securities;

•	Records of Votes Cast on Behalf of Clients;

•	Records of Client Requests for Proxy Voting Information; and

•	Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that were Prepared by the Adviser to Memorialize the Basis for the Decision.

III. Risks

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies.  This analysis includes risks such as:

•	DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between DRZ’s interests and the client are not identified; therefore, proxies are not voted appropriately.

•	Proxy voting records and client requests to review proxy votes are not maintained.
DRZ has established the following guidelines as an attempt to mitigate these risks.

IV. Policy

It is the policy of DRZ to vote client proxies in the interest of maximizing shareholder value.  To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent that is not part of the services provided by DRZ.  Clients must notify DRZ of their specific proxy voting instructions, if any.  Generally, all such client instructions must be in writing.

V. Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.
DRZ shall maintain a list of all clients for which it votes proxies.  The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading.  Alternatively, DRZ’s Operations Department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2.
DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation.  The designation may also be made by telephoning contacts and/or Client Service Representatives at broker-dealers/custodians.

These intermediaries will be informed to direct all proxy materials to DRZ’s designated Proxy Administrator.

3.
DRZ shall work with the Proxy Administrator to ensure that the Proxy Administrator is properly instructed on the manner and direction to vote each client’s account based upon the type of client and specific voting instructions received from the client, if any.  DRZ has established proxy voting policies with the Proxy Administrator in the interest of maximizing shareholder value.  However, DRZ has instructed the Proxy Administrator to alert DRZ to certain issues that DRZ believes require an additional level of consideration.

4.
The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.  DRZ’s Compliance Department shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

5.	The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies for client’s who have elected to have their proxies voted by a third party outside of the proxy voting services DRZ provides, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the former client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that the proxies should be forwarded to the last known address of the former client.  The statement should further indicate that future proxies for the named former client should not be delivered to DRZ or to the Proxy Administrator, but directly to the former client.

6.	The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZ’s guidelines.

7.
 It is DRZ’s policy to abstain from voting proxy ballots over which the issuer has implemented a share blocking policy.  Share blocking policies are generally implemented by issuers whose securities are traded in limited markets outside the United States.  Under a “share blocking policy” voting any proxies on the ballot would prohibit trading shares of the issuer for a pre-determined period of time.  DRZ typically invests in securities that have unrestricted liquidity and therefore DRZ will generally choose to avoid circumstances that would hinder DRZ’s ability to manage portfolio positions.  DRZ will document exceptions or deviations from this policy.

8.
 DRZ shall compare the cost of voting the proxy to the benefit to the client.  In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits) in accordance with DRZ’s record retention policy.  The Proxy Administrator will then be notified accordingly.

9.
 The Proxy Administrator and/or the CCO or ACO will reasonably try to assess any material conflicts between DRZ’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

10.
 So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above.  DRZ may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file in accordance with DRZ’s record retention policy.

11.	If the Proxy Administrator, the CCO or the ACO (interchangeably referred to as the “Compliance Officer”) detects a conflict of interest, the following process will be followed:

a.	In cases where the Proxy Administrator is the party identifying the conflict, they have been instructed to contact DRZ’s CCO or ACO as soon as reasonably practicable.

b.
The Compliance Officer and a member of the DRZ Proxy Voting Committee (the “Committee”) will determine the appropriate method of resolution considering the nature of the conflict of interest, the proxy voting deadline, the number of clients involved and other material information related to the matter.

c.
The Compliance Officer will either (i) with the assistance of the appropriate investment personnel, contact the client(s) directly for discussion of the matter and determine if the client(s) desire to vote the proxy directly or provide its vote to DRZ to vote on their behalf, or (ii) will convene the Committee, as appropriate.

d.
If the Compliance Officer elects to contact the client(s) directly and the client(s) desire to vote the proxy or provide DRZ with their vote, the Compliance Officer and the Proxy Administrator will provide the client(s) with the proxy and related information to enable the client(s) to make an informed decision.

e.
Alternatively, if the Compliance Officer concludes the matter should go before the Committee, they will immediately convene the Committee.  Members of the Committee include the persons listed on Attachment A.  A majority of the Committee members shall constitute a quorum at a meeting of the Committee, but in no event shall a quorum consist of less than one-third of the Committee. The Compliance Officer will serve as chairperson.

The Compliance Officer, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

f.	The Compliance Officer will identify for the Committee the issuer and proposal to be considered. The Compliance Officer will also identify the conflict of interest that has been detected.

g.
The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.  Members of the Committee may wish to consider the following questions:

•	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

•	Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

•	Whether the proposal itself is well framed and reasonable.

•	Whether implementation of the proposal would achieve the objectives sought in the proposal.

•	Whether the issues presented would best be handled through government or issuer-specific action.

h.
Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee their decision on whether DRZ will vote for or against the proposal.  Attending members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although “abstain” votes are permitted.  The Secretary of the Committee will record each member’s vote and the rationale for their decision.

i.	After each member of the Committee has announced their vote, the Secretary will tally the votes. The tally will result in one of the following two outcomes:

•
If all members of the Committee have voted in the same direction on the proposal, all of DRZ’s proxies for that proposal will be voted in such direction.  The Compliance Officer will document the unanimous vote and all notes of the meeting, if created, will be maintained in the permanent file in accordance with the DRZ’s proxy recordkeeping policy described herein.

•
If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on DRZ.

12.	The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

13.	All proxy votes will be recorded by the Proxy Administrator. The following information will be maintained:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

4.	The shareholder meeting date;

5.	The number of shares DRZ is voting on firm-wide;

6.	A brief identification of the matter voted on;

7.	Whether the matter was proposed by the issuer or by a security holder;

8.	Whether or not DRZ cast its vote on the matter;

9.	How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10.	Whether DRZ cast its vote with or against management; and

11.	Whether any client requested an alternative vote of its proxy.
There may be instances where DRZ votes the same proxy in different directions for different clients if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients.

VI. Conflicts of Interest

The following is a non-exhaustive list of potential conflicts.  DRZ continually monitors these potential conflicts to determine if they exist:

•
Conflict: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ’s client portfolios.  For example, DRZ may be retained to manage XYZ’s pension fund.  XYZ is a public company and DRZ client accounts hold shares of XYZ.  This type of relationship may influence DRZ to vote with management on proxies to gain favor with management.  Such favor may influence XYZ’s decision to continue its advisory relationship with DRZ.

•
Conflict: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

•
Conflict: DRZ’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ’s client portfolios.  The spouse could attempt to influence DRZ to vote in favor of management.

•
Conflict:  DRZ or an employee(s) personally owns a significant number of an issuer’s securities that are also held in DRZ’s client portfolios.  For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

•
Conflict:  DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution:  Upon the detection of a material conflict of interest, the procedure described under Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

DRZ realizes that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ’s ability to vote proxies in an objective manner.

In addition, the Compliance Officer will document any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy.  The Compliance Officer should report the attempt to DRZ’s CCO, Board of Directors or outside counsel.

VII. Recordkeeping

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years from the date of the vote, the first two (2) years at its principal place of business.  The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•
Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer.  All written requests must be retained in the permanent file in accordance with DRZ’s record retention policy.

•
The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

•
DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client’s prescribed format.  In the event that DRZ cannot, and in order to facilitate the management of the proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested.

In cases where the COMPLETE proxy voting record is distributed to a client(s), it will contain the following legend:  “This report contains the full proxy voting record of DRZ.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

•
Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written or oral request.  The written response should be attached and maintained with the client’s written request, if applicable, and maintained in the permanent file in accordance with the recordkeeping policy.

•	Clients are permitted to request any and all proxy voting records that have been retained in accordance with DRZ’s record retention policy.
Proxy Voting Policy and Procedures:

•	This Proxy Voting Policy and Procedures and previous versions of DRZ’s adopted Proxy Voting Policy and Procedures, if any, in accordance with DRZ’s record retention policies.

•	DRZ’s annual Form ADV Part 2A containing a concise summary of Proxy Policy and Procedures and offer of the record to clients.
Proxy statements received regarding client securities:

•
DRZ’s Proxy Administrator receives proxies directly from the clients’ custodians.  In the event DRZ receives a proxy, DRZ will copy or print a sample of the proxy statement or card and maintain the copy in a central file along.  DRZ will vote the proxy in accordance with these policies. Documentation of the process will be maintained in accordance with DRZ’s proxy recordkeeping policies.

Note: DRZ is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	DRZ Proxy Voting Record.

•
Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc, that were material in the basis for the decision.

VIII. Disclosure

•	DRZ will ensure that Form ADV, Part 2A is updated as necessary to reflect: (i) all material changes to DRZ’s Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. Proxy Solicitation

As a matter of practice, it is DRZ’s policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  DRZ will never disclose such information to unrelated third parties, except as required by law.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any employee accept any remuneration in the solicitation of proxies.  The CCO shall handle all responses to such solicitations.

XI. Class Actions

It is DRZ’s policy to direct clients to decide whether or not to participate in class actions regarding securities of issuers currently or previously held in the clients’ portfolios.  Any class action notice received by DRZ shall be promptly forwarded to the client.  Class action notices received by DRZ on behalf of a former client will be sent to the last known address on file.  DRZ employees are prohibited from making legal elections or determinations on behalf of clients.  If requested, DRZ shall assist clients with account information required for their analysis of the class action notice; however, it is each client’s responsibility to respond to the class action notice.

ATTACHMENT A

DEPRINCE, RACE & ZOLLO, INC.
LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a current list of the members of DRZ’s proxy voting committee:

Chairperson	Adelbert R. Sanchez

Member 1	John D. Race

Member 2	Gregory M. DePrince

Member 3	Victor A. Zollo, Jr.

Member 4	Jill S. Lynch

Member 5	Gregory T. Ramsby

EARNEST PARTNERS LLC

Proxy Policies

As a general rule, EARNEST Partners (the “Advisor”) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments.  A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless the Advisor is instructed otherwise in writing by the client:

•	The Advisor will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•	The Advisor will not announce its voting intentions or the reasons for a particular vote.

•	The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•	The Advisor will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•
All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Advisor’s concerns for its clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

The Advisor has designated a Proxy Director.  The Proxy Director will consider each issue presented on each portfolio company proxy.  The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues.  Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Advisor’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines).  Therefore, it is possible that actual votes may differ from these general policies and the Advisor’s Proxy Voting Guidelines.  In the case where the Advisor believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest.  In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy.  In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Advisor will seek the advice of the Client.

A detailed description of the Advisor’s specific Proxy Voting Guidelines will be furnished upon written request.  You may also obtain information about how the Advisor has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772

The Advisor reserves the right to change these policies and procedures at any time without notice.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Fort Washington’s policy is to vote proxies in the best interests of the Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisors.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;

•	increase shareholder value; and

•	maintain or increase shareholder rights generally.
Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics’ proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•
If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•	Fort Washington may engage an independent third party to determine how the proxy should be voted;

•
Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

FORUM SECURITIES LIMITED

Forum Securities Limited (the “Manager”) has adopted and implemented a Proxy Voting and Disclosure Policy & Procedure (the “Procedures”) concerning proxies voted by the Manager on behalf of each Client who delegates voting authority to the Manager. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures. Because Manager considers each proxy proposal and the related corporate circumstances independently, it may vote differently with respect to similar proposals for different companies. Manager recognizes that under certain circumstances it may have a material conflict of interest in voting proxies on behalf of its Clients. Such circumstances may include situations where the Manager, its officers, directors or employees, has or is seeking a Client relationship with the issuer of the security that is the subject of the proxy vote. In the event of a material conflict of interest, an independent third party proxy service provider will be engaged by the Manager to obtain a vote recommendation. The Manager will adopt the vote recommendation of the third party proxy service provider if the Manager reasonably believes that recommendation appears to be in the best interest of its Clients. For each proxy, the Manager maintains all related records as required by applicable law.

Procedure

Forum Securities Limited coordinates with clients’ custodians to ensure that accounts are set up for voting proxies. Each of the custodians have arranged with a service provider BROADRIDGE (using Broadridge’s PROXYEDGE voting platform) to give information as to current share holdings on upcoming proxy agendas for voting on securities held in the Manager’s client accounts (see: www.proxyedge.com).

The Manager’s operations team views PROXYEDGE daily to determine if any new or undecided agendas need to be reviewed or voted. The Manager’s operations team communicates the proxy ballot details to the portfolio managers. Once a decision is reached, the portfolio manager instructs operations how they wish to vote. At this time, the operations team logs into ProxyEdge to submit the ballot as instructed by the portfolio manager. The portfolio manager’s instructions and reports providing details for the proxy are all stored on a centralized drive. Additionally, the ballot and investment manager’s vote are also stored on ProxyEdge. PROXYEDGE submits votes for the Manager’s accounts once a decision has been submitted online and retains records regarding all votes. Manager currently votes proxies on all of its accounts.

LMCG Investments, LLC (“LMCG”)
Proxy Voting Guidelines Summary
The proxy voting guidelines contained herein are a sampling of select, key guidelines and are not all inclusive. LMCG will review our proxy voting policy and guidelines from time to time and may adopt changes. Proxy questions are considered within the individual circumstances of the issuer and therefore it is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases. Clients may contact their Client Service Officer or the Compliance Office by calling (617) 380-5600 or via e-mail at clientservice@lmcg.com or compliance@lmcg.com for a copy of our most current guidelines or to obtain a record of how proxies were voted for their account.

1.	Audit-related Items:

Auditor Ratification
Generally vote FOR proposals to ratify auditors unless:

•	An auditor has a financial interest in or association with the company and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or

•	Fees for non-audit services are excessive

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

2.	Board of Directors:

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined CASE-BY-CASE.

Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following:

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of Director nominees;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved; and

•	Stock ownership positions
Board responsiveness
Vote case-by-case on individual directors, committee members or the entire board of directors as appropriate if:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company

•	Board failed to act on a shareholder proposal that received the support of a majority of shares cast in the previous year

•	Board failed to act on takeover offer where majority of shares tendered

•	Board failed to address issues related to a director receiving 50% or more withhold/against votes

•	Board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes

Vote AGAINST or WITHHOLD from entire board of directors for problematic practices or material failures in the areas of accountability, independence or competence:
Board accountability, including items such as:

•	A classified board structure

•	A supermajority vote requirement

•	Inability for shareholders to call special meetings

•	Inability of shareholders to act by written consent

•	Dual-class capital structure

•	Non-shareholder approved poison pill

•	Material failures of governance, stewardship, risk oversight, fiduciary responsibility

•	Failure to replace management as appropriate

Director independence, including items such as:

•	Inside or affiliated director serves on key committees

•	Company lacks an audit, compensation or nominating committee

•	Independent directors make up less than a majority of directors

Director competence, including items such as:

•	Not all director’s attended 75% of the aggregate board and committee meetings

•	Sit on more than six public company boards

Independent Chair (Separate CEO/Chair)
Generally vote FOR shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.

Majority Vote Shareholder Proposals
Generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.

Audit Committee related items
Generally vote AGAINST or WITHHOLD from members of the Audit Committee if:

•	Non-audit fees paid to auditor are excessive

•	Company receives an adverse opinion on financial statements

•	Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

•	Poor accounting practices result in fraud, misapplication of GAAP, and/or other material weaknesses

Compensation Committee related items
In the absence of an Advisory vote on executive compensation, vote AGAINST or WITHHOLD on members of the Compensation Committee or potentially the full board if:

•	There is significant misalignment between CEO pay and company performance

•	Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating

•	Board exhibits significant level of poor communication and responsiveness to shareholders

•	Company fails to submit one-time transfer of stock options to shareholder vote

•	Company fails to fulfill terms of burn rate commitment made to shareholders

Vote CASE-BY-CASE on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:

•	Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support

•	Specific actions to address issues that contributed to low level of support

•	Other recent compensation practices

•	Whether the issues raised are recurring or isolated

•	Company’s ownership structure

•	Whether support level was less than 50%,

Performance/Governance Evaluation for Directors
Generally vote WITHHOLD or AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

3.	Shareholder Rights and Defenses:
Advanced Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.

Poison Pills
Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.

4.	Capital and Corporate Restructurings:

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Dual Class Structure
Generally vote AGAINST proposals to create a new class of common stock with superior voting rights

Share Repurchase Programs
Vote FOR management proposals to institute open market repurchase plans in which all shareholders may participate on equal terms.

Mergers and Acquisitions
Overall Approach - Vote CASE-BY-CASE
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Negotiations and process;

•	Conflicts of Interest; and

•	Governance

5.	Compensation:

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on ballot items related to executive pay and practices

Vote AGAINST Advisory Votes on Executive Compensation (MSOP) if:

•	There is significant misalignment between CEO pay and company performance

•	Company maintains problematic pay practices

•	Board exhibits significant level of poor communication and responsiveness to shareholders

Vote AGAINST or WITHHOLD from members of the Compensation Committee if:
•There is no MSOP on the ballot

•	Board fails to adequately respond to a previous MSOP proposal that received less than 70% support
•The company has poor compensation practices

Vote FOR annual advisory votes on compensation.

Employee Stock Purchase Plans
Vote CASE-BY-CASE on non-qualified employee stock purchase plans.

Option Exchange Programs/Re-pricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/re-price options.

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans.

6.	Corporate Social Responsibility (CSR) Issues:

General approach on CSR issues is to vote CASE-BY-CASE taking into account factors such as impact on shareholder value, significance of company’s business affected by the proposal, impact on company reputation, response by other companies to similar issue and degree to which proprietary or confidential information would be disclosed.

Some issues that fall under this topic include proposals on:

•	Company’s political spending, lobbying efforts and charitable contributions

•	Animal welfare practices

•	Energy and environmental issues

•	Equal employment opportunity and discrimination

•	Diversity

•	Product safety and hazardous materials

7.	Conflicts of Interest:

Conflicts of interest could exist when the Firm holds a security issued by a client in client portfolios, and the Firm is required to vote that security. When there is a potential conflict with a client, the Firm will look to these guidelines and the ISS recommendation for voting guidance.

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY

I.           POLICY

The London Company of Virginia (the “Advisor”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”).  The Advisor’s authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts.  Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies, the Advisor’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.       PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Advisor to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

A.
The Advisor is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Advisor’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. “Guidelines” below), the Advisor recognizes that some proposals require special consideration which may dictate that the Advisor makes an exception to the Guidelines.  The Advisor will vote the recommendation of Glass Lewis on all proxy votes, unless otherwise directed by the Portfolio Managers

B.	Conflicts of Interest
Where a proxy proposal raises a material conflict between the Advisor’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1.
Vote in Accordance with the Guidelines.  To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

2.
Obtain Consent of Clients.  To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account.

3.
Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct the Advisor to forward all proxy matters in which the Advisor has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, the Advisor will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, the Advisor will abstain from voting the securities held by that client’s account.

The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflict of interest so identified by the Adviser will be addressed as described above in this Section III.A.

C.	Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the Advisor has determined that it is in the client’s best interest, the Advisor will not vote proxies received.  The following are certain circumstances where the Advisor will limit its role in voting proxies:

1.
Client Maintains Proxy Voting Authority:  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Advisor will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Advisor, it will promptly be forwarded to the client or specified third party.

2.
Terminated Account:  Once a client account has been terminated with the Advisor in accordance with its investment advisory agreement, the Advisor will not vote any proxies received after the termination.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.
Limited Value:  If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Advisor may abstain from voting a client’s proxies.  The Advisor also will not vote proxies received for securities which are no longer held by the client’s account.

4.
Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Advisor determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Advisor may recall the security for purposes of voting.

5.
Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, the Advisor may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.  RECORDKEEPING

In accordance with Rule 204-2 under the Advisers Act, the Advisor will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Advisor may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Advisor that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Advisor will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Advisor voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Advisor’s Policies and Procedures by written request addressed to the Advisor.  The Advisor will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.       GUIDELINES

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investors’ potential financial gain through the use of the shareholder vote, while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm. The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

Management Proposals

Election of Directors

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors, except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

Auditor

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification, except when the non-audit fees exceed the audit fees paid to the auditor, there have been recent restatements

Compensation

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the re-pricing of options without shareholder approval. The Investment Manager Guidelines will support management advisory votes on compensation with the belief that an independent compensation committee is in the best position to design an appropriate compensation program for the company.
Authorized Shares

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders’ approval to justify the use of additional shares.

Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

Shareholder Rights

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

Mergers/Acquisitions

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation. The Glass Lewis Investment Manager Guidelines will vote in accordance with the standard Glass Lewis policy recommendation on mergers, acquisitions and other financing transactions.

Shareholder Proposals

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

Governance

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well-targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

Compensation

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to re-price options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

Environment

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

Social

Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

LONGFELLOW INVESTMENT MANAGEMENT CO.

Proxy Voting Policy, Overview

Where the power to vote proxies has been delegated to Longfellow Investment Management Co. (LIM), LIM has the responsibility for voting in a manner that is in the best economic interests of the client.  LIM shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment.  In some instances LIM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest is insignificant or the cost of voting the proxy outweighs the benefit to the client’s portfolio.  In voting on each and every issue, LIM shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.  Proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  LIM would generally vote for proposals that increase shareholder value and maintain or increase shareholder rights.  LIM will generally vote for management proposals for merger or reorganization.  LIM will generally vote for the selection of independent auditors.  Where LIM perceives that the proposal, if approved, would tend to limit or reduce the economic value of the client’s investment, LIM will generally vote against it.  There may be instances where the interests of LIM may conflict or appear to conflict with the interests of its clients.  For example: a situation where a portfolio holding is a client or an affiliate of a client of LIM.  In such situations LIM, consistent with its duty of care and duty of loyalty, may engage an independent third party to determine how the proxy should be voted.

MILLER/HOWARD INVESTMENTS, INC.
APPENDIX C

PROXY VOTING POLICY AND GUIDELINES

Miller/Howard Investments (“Miller/Howard”) recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management’s policies. Miller/Howard supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our ESG Investment Policy.

Each proxy season, in addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, sustainability reporting, genetically modified foods, labor standards, and management transparency. We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources. The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard enlisted the help of Broadridge Financial Solutions, Inc. (“Broadridge”) to administer electronic proxy voting. By using Broadridge to administer our voting, Miller/Howard is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting ESG recommendations as provided by Glass Lewis & Company (“Glass Lewis”).

Generally, Miller/Howard will vote in accordance with Glass Lewis’s ESG proxy voting guidelines. When issues arise outside of the ESG scope, we vote in accordance with Glass Lewis’s Proxy Paper Guidelines.  Where Miller/Howard determines, however, that voting in such a manner would not be in the best interest of clients, Miller/Howard will vote differently.

If there is a conflict of interest on any management or shareholder proposal, the conflict will be reviewed on a case-by-case basis and voted in a manner that is in the best interest of clients.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

Miller/Howard will generally vote on all proxies it receives. However, Miller/Howard may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE

Miller/Howard discloses a summary of our proxy voting policy in our Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Miller/Howard looks at each company independently. We apply our ESG criteria as voting guidelines, and generally vote in accordance with Glass Lewis recommendations. However, we review each issue on the proxy ballet and vote on a case-by-case basis.

Management

Miller/Howard supports management proposals on a case-by-case review. In the past, we have voted to support the following shareholder proposals with regard to management issues:

•	Support for disclosure of budgets dedicated to public policy lobbying activities

•	Support for independent board member with environmental expertise

•	Approval of Risk Compensation Incentive Plan

•	Proposals to Approve Executive Compensation-We look for the following principles to guide the design and administration of those compensation programs:

•	Strong link between pay and performance

•	Executives’ ‘interests should be aligned with stockholders’ interests

•	Programs should reinforce business strategies and drive long-term sustained stockholder value

If there is an indication that the compensation program is not in best interests of shareholders or if there is not a strong link between pay and performance Miller/Howard will not support the proposal.
Miller/Howard will not support excessive bonus compensation.

Environment

Miller/Howard supports environmental proposals on a case-by-case basis. Shareholder resolutions we have supported in the past include the following:

•	Annual sustainability reporting - including reporting by suppliers to strengthen the company’s ability to assess its suppliers’ performance

•	Greenhouse gas emissions - company disclosure regarding emissions from their operations and products

•	Water supply - company disclosure on dependency or preparation of reports pertaining to sustainable water supplies for operations

•	Hydraulic fracturing impacts - disclosure of chemicals, emissions, recycling/management of water, reporting/disclosure on operations, community impacts

•	Mountaintop removal impacts - reduction of environmental and health hazards associated with mining operations

•	Coal ash - reduction of environmental and health hazards associated with coal combustion waste ponds, impoundments and mines

•	Sustainable palm oil sourcing

•	Sustainable forestry

•	Support for energy efficiency and renewable energy

Human Rights

Miller/Howard votes in support of shareholders resolutions with regard to human rights:

•	Support workplace safety, and human and worker rights, using internationally recognized standards, indicators and measurement protocols

Animals

Miller/Howard votes in support of shareholder resolutions with regard to ethical treatment of animals:

•	Support for ethical/humane treatment of animals

•	Support for alternatives to animal testing

Sands Capital Management, LLC
Most Recent Amendment: March 2015
Implementation Date: November 2006

Issue
Rule 206(4)-6 under the Advisers Act requires every registered investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
SCM votes proxies for a significant number of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.
Policy
It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of each proposal to be voted on. In voting proxies, we typically are neither an activist in corporate governance nor an automatic supporter of management. However, because SCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, SCM believes that voting proxy proposals in the client’s best economic interests usually means voting with the recommendations of these management teams. Any specific voting instructions provided by an advisory client or its designated agent in writing will supersede this policy. Clients with their own general or specific proxy voting and governance policies may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.
Proxy Committee
SCM has established a Proxy Committee. The Proxy Committee consists of two permanent members, the Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), and one or more rotating members from the Investment Research Team (“Research Team”). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The CAO acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.
The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Proxy Voting Policy and Procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third-party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by SCM. The Proxy Committee reviews reports on SCM’s proxy voting activity at least annually, and as necessary, to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in SCM’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Attachment A. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

Procedures for Identification and Voting of Proxies
The following procedures are designed to enable SCM to resolve material conflicts of interest before voting client proxies.

1.
SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically, and is updated by the Portfolio Administration Team who obtains proxy voting information from client agreements or internal account onboarding documentation.

2.	As part of the account opening procedure, the Portfolio Administration Team will note whether or not SCM is responsible for voting proxies for the new client.

3.
In cases where it has been designated to vote client proxies, SCM, through its Portfolio Administration and Client Service Teams, will work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

4.
The CAO, through a proxy voting designee working as a proxy administrator, receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.

5.
SCM’s Research Team is responsible for reviewing proxy proposals for portfolio securities. Prior to a proxy voting deadline, the appropriate Research Team member will make a determination as how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, a Research Team member may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.

6.
SCM Staff Members will reasonably try to assess whether there are any material conflicts between SCM’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

7.
So long as no material conflicts of interest have been identified, SCM will vote proxies according to SCM’s policy. SCM may also elect not to vote if it deems doing so in its clients’ best interest. (See #8 and Proxies of Certain Non-U.S. Issuers below.) The rationale for not voting a client proxy will be documented and the documentation will be maintained in SCM’s permanent files.

8.	Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

9.
SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Non-U.S. Issuers below.

10.
SCM may process certain proxies without voting them or may systematically vote with management. Examples include, without limitation, proxies issued by companies SCM has decided to sell, proxies issued for securities that SCM did not select for a client portfolio, such as, securities that were selected by a previous adviser, unsupervised or non-managed securities held in a client’s custody account, money market securities, or other securities selected by clients or their representatives other than SCM.

11.
In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s permanent files.

12.
The CAO and the Research Team member will report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with SCM’s policy, as well as any attempts by persons or entities outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM’s CCO, or if the CCO is the person attempting to influence the voting, then to SCM’s General Counsel.

13.	All proxy votes will be recorded and the following information will be maintained:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

•	The shareholder meeting date;

•	The number of shares SCM is voting firm-wide;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not SCM cast its vote on the matter;

•	How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether SCM cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

Loaned Securities
When an SCM client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, SCM may request a client to recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The Research Team member who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.
In determining whether a recall of a security is warranted (“Significant Event”), SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.
Proxies of Certain Non-U.S. Issuers
It is SCM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.

Voting proxies of issuers in non-US markets may give rise to a number of administrative/operational issues that may cause SCM to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

•	SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

•	Some markets require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.

•	Proxy material may not be available in English.

•
SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may not vote in those instances.

•
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The Research Team member in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

Conflicts of Interest
Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

•	Conflict: SCM is retained by a firm, or is in the process of being retained by a firm, which is affiliated with an issuer that is held in SCM’s client portfolios;

•	Conflict: SCM is retained by an individual, or is in the process of being retained by an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios;

•
Conflict: SCM’s Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management; and

•
Conflict: SCM or a Staff Member(s) personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by SCM’s policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:
SCM realizes that, due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the CAO and/or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the CAO and/or the CCO will notify the Proxy Committee of the conflict.
In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case‑by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the Research Team member.
In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).
Recordkeeping
SCM must maintain the documentation described in the following section for a period of not less than five (5) years in an easily accessible place, the first two (2) years at its principal place of business. The CAO will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the CAO. All written requests must be retained in the permanent file.

•
The CAO or designee will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records:

•	Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•
Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•
SCM will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

Proxy Solicitation
As a matter of practice, it is SCM’s policy to not reveal or disclose to any outside third party how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.
The CAO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The CAO or a designee shall handle all responses to such solicitations.
Procedures for SCM’s Receipt of Class Actions
The following procedures outline SCM’s receipt of “Class Action” documents from clients and custodians:
SCM will not file “Class Actions” on behalf of any client. If “Class Action” documents are received by SCM from a client’s custodian, SCM will make a best effort to forward the documents to the client. Likewise if “Class Action” documents are received by SCM from a client, SCM will make a best effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action.”
Responsibility
The CAO is responsible for overseeing and implementing this Proxy Voting Policy and Procedures.

TSF-56-TFGT-SAI-1601